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Encysive Pharmaceuticals Inc.
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ENCYSIVE PHARMACEUTICALS INC.
4848 Loop Central Drive, Suite 700
Houston, Texas 77081
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 9, 2007

     You are cordially invited to attend the annual meeting of the stockholders of Encysive Pharmaceuticals Inc., which will be held at 9:00 a.m. Central time on May 9, 2007, at the Hilton Houston Post Oak, 2001 Post Oak Blvd., Houston, Texas, 77056, for the following purposes:
1.	To elect ten directors;

2.	To consider and act on a proposal to adopt the 2007 Incentive Plan;

3.	To ratify the selection of KPMG LLP to serve as our independent auditors for 2007; and

4.	To consider and act on such other business as may properly come before the meeting or any adjournment or postponement of the meeting.
     If you were a stockholder at the close of business on March 23, 2007, you are entitled to notice of and to vote at the meeting. A stockholders’ list will be available at our offices, 4848 Loop Central Drive, Suite 700, Houston, Texas 77081, for a period of ten days prior to the meeting or any adjournment or postponement of the meeting.
     Your vote is important. Whether or not you expect to attend the meeting, please sign and date the enclosed proxy card and return it to us promptly. A stamped envelope has been provided for your convenience. The prompt return of proxies will ensure a quorum and save us the expense of further solicitation.
By Order of the Board of Directors,
/s/ Paul S. Manierre
PAUL S. MANIERRE
Vice President, General Counsel and Secretary
March 30, 2007

ENCYSIVE PHARMACEUTICALS INC.
4848 LOOP CENTRAL DRIVE, SUITE 700
HOUSTON, TEXAS 77081
PROXY STATEMENT
     Our Board of Directors is soliciting proxies for the annual meeting of our stockholders to be held at the Hilton Houston Post Oak, 2001 Post Oak Blvd., Houston, Texas, 77056, on May 9, 2007, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice. This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about March 30, 2007. Because many stockholders are unable to attend the meeting, the Board of Directors solicits proxies to ensure that each stockholder has an opportunity to vote on all matters scheduled to come before the meeting. Stockholders are urged to read carefully the material in this proxy statement.
QUESTIONS AND ANSWERS
Q:	Who can attend and vote at the meeting?

A:	You can attend and vote at the meeting if you were a stockholder at the close of business on the record date, March 23, 2007. On that date, there were 64,204,756 shares of common stock outstanding and entitled to vote at the meeting.

Q:	What am I voting on?

A:	You are voting on:

•	The election of ten directors;

•	The approval of the 2007 Incentive Plan; and

•	The ratification of KPMG LLP to serve as our independent auditors for 2007.
Q:	How do I cast my vote?

A:	If your shares are registered directly in your name with our transfer agent, The Bank of New York, you are considered the registered stockholder for those shares. As the registered stockholder, you have the right to vote those shares and we will send you the proxy materials and a proxy card.

Most Encysive stockholders hold their shares through a broker, bank, trustee or other nominee, rather than registered directly in their name. In that case, you are considered the beneficial owner of shares held in street name, and the proxy materials are being forwarded to you by your broker, bank, trustee or other nominee, together with a voting instruction card. As the beneficial owner, you are entitled to direct the voting of your shares held in street name by your broker, bank, trustee or other nominee. Because a beneficial owner is not the registered stockholder, you may not vote those shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank, trustee or other nominee that holds your shares, giving you the right to vote the shares directly. Accordingly, to vote in person, you will need to contact your broker, bank, trustee or other nominee to obtain a legal proxy, and present the proxy at the meeting in order to receive a ballot to vote at the meeting.

We recommend that you vote your shares in advance of the meeting, using the voting methods described below.
Q:	What voting methods are available?

A:	We send proxy cards to all registered stockholders to enable them to vote their shares. Brokers, banks, trustees and other nominees typically offer telephonic or electronic means by which the beneficial owners of shares held by them can submit voting instructions, in addition to the traditional mailed voting instruction cards. Stockholders who submit a proxy card or voting instructions need not vote at the meeting. However, we will pass out written ballots to any registered stockholder or holder of a legal proxy who wishes to vote in person at the meeting.

Q:	Can I vote by telephone or via the Internet?

A:	Beneficial owners of shares held through a broker, bank, trustee or other nominee may submit voting instructions by telephone or via the Internet if the firm holding the shares for your account offers either of these voting methods. You should refer to the instructions on how to vote provided by that firm.

Q:	How will the proxy holders vote my shares?

A:	The proxy holders designated on the proxy card will vote your shares in accordance with the votes you submit by proxy card. If you sign and return your proxy card but do not indicate voting instructions on one or more of the matters listed, the proxy holders will vote your uninstructed shares for each of the Board’s nominees for election as a director, for the approval of the 2007 Incentive Plan and for the ratification of KMPG LLP to serve as our independent auditors for 2007. If you hold your shares through a broker and do not provide your broker with specific voting instructions, under the rules that govern brokers in such circumstances, your broker will have the discretion to vote such shares on routine matters, but not on non-routine matters. As a result:
•	Your broker will have the authority to exercise discretion to vote your shares with respect to Proposal 1 (election of directors) and Proposal 3 (ratification of KPMG) because they involve matters that are considered routine.

•	Your broker will not have the authority to exercise discretion to vote your shares with respect to Proposal 2 (approval of 2007 Incentive Plan) because it involves a non-routine matter.
As the proposals to be acted upon at the Annual Meeting include both routine and non-routine matters, we anticipate that a broker will turn in a proxy card for uninstructed shares that votes “FOR” the election of directors and ratification of KPMG, but expressly states that the broker is NOT voting on the approval of the 2007 Incentive Plan. The broker’s instructions with respect to the approval of the 2007 Incentive Plan in this case are referred to as “broker non-votes.” In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.
Q:	How does the Board recommend I vote on the proposal?

A:	The Board recommends you vote “FOR” each of the nominees to the Board of Directors, “FOR” the approval of the 2007 Incentive Plan and “FOR” the ratification of KPMG LLP as our independent auditors for 2007.

Q:	Can I revoke my proxy?

A:	Yes. If you are a registered stockholder, you can revoke your proxy at any time before it is exercised by:
•	submitting a properly signed proxy card with a more recent date;

•	giving written notice of your revocation before the meeting to our Secretary, Paul S. Manierre, at our offices, 4848 Loop Central Drive, Suite 700, Houston, Texas 77081; or

•	attending the meeting and voting your shares in person.
If you are a beneficial owner, please refer to the voting instructions provided by your individual broker, bank, trustee or other nominee for their procedures for revoking or changing your vote.
Q:	Who will count the vote?

A:	A representative of our transfer agent, The Bank of New York, will act as the inspector of the election and will count the vote.

Q:	What is a “quorum?”

A:	A quorum is the presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock as of the record date. There must be a quorum for the meeting to be held. If you submit a valid proxy card or attend the meeting, your shares will be counted to determine whether there is a quorum. Abstentions and broker non-votes will be counted toward the quorum. “Broker non-votes” occur when nominees (such as banks and brokers) that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners before the meeting and do not have discretionary voting authority to vote those shares.

Q:	What vote is required to approve each item?

A:	Election of Directors. The ten nominees for election as directors at the annual meeting who receive the greatest number of votes cast by the stockholders, a plurality, will be elected as our directors. You may vote “FOR” all nominees, “AGAINST” all nominees or withhold your vote for any one or more of the nominees. Abstentions and broker non-votes will not affect the outcome of the election of directors.

Proposed 2007 Incentive Plan. The affirmative vote of the holders of a majority of the shares of common stock, entitled to vote and represented at the annual meeting, in person or by proxy, is required to approve the 2007 Incentive Plan. For the adoption of the 2007 Incentive Plan, you may vote “FOR” or “AGAINST” or abstain from voting. Abstentions will have the same effect as a vote “AGAINST” the ratification of the 2007 Incentive Plan. Broker non-votes will have no effect on the approval of this proposal.

Ratification of KPMG LLP to serve as our independent auditors for 2007. The affirmative vote of the holders of a majority of the shares of common stock entitled to vote and represented at the annual meeting, in person or by proxy, is required to approve the ratification of the independent auditors for 2007. For the ratification of KPMG LLP to serve as our independent auditors for 2007, you may vote “FOR” or “AGAINST” or abstain from voting. Abstentions will have the same effect as a vote “AGAINST” the ratification of our independent auditors for 2007. Broker non-votes will have no effect on the approval of this proposal.

Q:	What shares are included on my proxy card?

A:	Your proxy card represents all shares registered to your account in the same social security number and address.

Q:	What does it mean if I get more than one proxy card?

A:	Your shares are probably registered in more than one account. You should vote each proxy card you receive. We encourage you to consolidate all your accounts by registering them in the same name, social security number and address. This can be accomplished by contacting your stock broker.

Q:	How many votes can I cast?

A:	On all matters you are entitled to one vote per share of common stock.

Q:	When are stockholder proposals due for the 2008 Annual Meeting of Stockholders?

A:	If you want to present a proposal from the floor at the 2008 Annual Meeting, you must give us written notice of your proposal no later than February 14, 2008 and follow the procedures specified in our Bylaws. If instead of presenting your proposal at the meeting you want your proposal to be considered for inclusion in next year’s proxy statement, you must submit the proposal in writing to the Secretary so that it is received by December 1, 2007. Your notice should be sent to the Secretary, Encysive Pharmaceuticals Inc.,

4848 Loop Central Drive, Suite 700, Houston, Texas 77081. See “Other Information – Stockholder Proposal Information.”
Q:	Where can I find the voting results of the meeting?

A:	The preliminary voting results will be announced at the meeting. The final results will be published in our quarterly report on Form 10-Q for the second quarter of fiscal 2007.

A copy of the Annual Report, which includes the Form 10-K/A of Encysive Pharmaceuticals Inc. for the fiscal year ended December 31, 2006, is being mailed with this proxy statement. You may receive an additional copy of the Form 10-K/A, our Quarterly Reports on Form 10-Q and other information at no charge upon request directed to: Ann Tanabe, Vice-President, Corporate Communications and Investor Relations Encysive Pharmaceuticals Inc., 4848 Loop Central Drive, Suite 700, Houston, Texas 77081.

Proposal 1:
ELECTION OF DIRECTORS
     At the annual meeting, ten directors are to be elected. Each director is to hold office until the next annual meeting of stockholders or until his or her successor is elected and qualified. The persons designated as proxies on the accompanying proxy card intend, unless authority is withheld, to vote for the election of the nominees named below to the Board of Directors. If any nominee should become unavailable for election, the proxy may be voted for a substitute nominee as the Compensation and Corporate Governance Committee may recommend and the independent members of the Board of Directors may nominate, or the Board of Directors may be reduced accordingly. The committee, which consists solely of directors that are independent within the meaning of Rule 4200 of the NASD, recommended the nomination of the ten directors to the Board of Directors. Based on that recommendation, the independent members of the Board nominated such directors for election at the annual meeting. The nominees have consented to be nominated and have expressed their intention to serve if elected. We have no reason to believe that any of the nominees will be unable to serve if elected to office and, to our knowledge, the nominees intend to serve the entire term for which election is sought. Only the nominees or substitute nominees designated by the independent members of the Board of Directors will be eligible to stand for election as directors at the meeting. All nominees are currently directors. See “Other Information – Stockholder Proposal Information.”
Nominees
     Certain information regarding the nominees is set forth below:

			Director
Name	Age	Position	Since
John M. Pietruski (1)	74	Chairman of the Board of Directors	1990
Bruce D. Given, M.D. (1)	52	President, Chief Executive Officer and Director	2002
Richard A. F. Dixon, Ph.D. (1)	53	Senior Vice President, Research, Chief Scientific Officer and Director	1990
James T. Willerson, M.D. (1)(2)	67	Chairman of the Scientific Advisory Board and Director	1990
Ron J. Anderson, M.D. (2)	60	Director	1997
J. Kevin Buchi (3)	51	Director	2004
Robert J. Cruikshank (3)	76	Director	1993
John H. Dillon, II (3)	64	Director	2004
Suzanne Oparil, M.D. (3)	65	Director	1999
James A. Thomson, Ph.D. (2)	62	Director	1994

Notes:

(1)	Member of the Executive Committee of the Board of Directors

(2)	Member of the Compensation and Corporate Governance Committee of the Board of Directors

(3)	Member of the Audit Committee of the Board of Directors

     John M. Pietruski has served as our Chairman of the Board of Directors since May 1990. Mr. Pietruski has served as President of Dansara Company, a private investment-consulting firm, since 1988. He served as Chairman of the Board of Directors and Chief Executive Officer of Sterling Drug Inc., a pharmaceutical company, from 1985 to 1988 and as President and Chief Operating Officer from 1983 to 1985. Mr. Pietruski currently serves as a director and member of the compensation committee of PDI, Inc., a publicly held company, and as a director of Trial Card, Inc. and Xylos Corporation, which are privately held companies. Mr. Pietruski received a B.S. degree with honors in business administration from Rutgers University, where he graduated Phi Beta Kappa.
     Bruce D. Given, M.D. has served as our President and Chief Executive Officer and as a member of the Board of Directors since March 2002. Dr. Given joined us after serving as President, International of Ortho-Clinical Diagnostics of Johnson & Johnson from May 2000 to March 2002. He was also General Manager of Transfusion Medicine Worldwide of Ortho-Clinical Diagnostics from November 1999 to May 2000. Dr. Given served as Group Vice President, head of Worldwide Clinical and Regulatory Affairs of Biosense Webster, an affiliate of Johnson & Johnson from July 1998 to November 1999. He was also Group Vice President, head of U.S. Marketing & Sales, Research & Development for Janssen Pharmaceutica Inc. from April 1995 to July 1998. He has held various executive and senior management positions with Sandoz Pharma Ltd., Sandoz Research Institute and Schering-Plough Corporation. Dr. Given is also a director of ICON plc, a for-profit contract research organization for the pharmaceutical industry, and serves on its compensation and audit committees. Dr. Given received a B.S. degree from Colorado State University, graduating Phi Beta Kappa, an M.D. with honors from the University of Chicago and was a Clinical Fellow at Harvard Medical School.
     Richard A.F. Dixon, Ph.D. has served as our Senior Vice President, Research and Chief Scientific Officer since March 2000 and as a member of the Board of Directors since July 1990. Dr. Dixon served as our Vice President, Research from December 1992 to March 2000 and as Scientific Director and Director of Molecular Biology from July 1990 to December 1992. Dr. Dixon joined us after serving as a Director and Head of Molecular Biology at Merck Sharp & Dohme Research Laboratories, a division of Merck & Co., from 1988 to July 1990. In addition, Dr. Dixon serves as a Professor of the Department of Internal Medicine at The University of Texas Medical School at Houston. Dr. Dixon is the author or co-author of more than 100 scientific papers and has invented twelve patented therapeutic technologies. He received a B.S. degree from Texas A & M University, graduating cum laude, and received a Ph.D. in virology from the Baylor College of Medicine.
     James T. Willerson, M.D. has served as Chairman of our scientific advisory board since January 1990 and has been a member of the Board of Directors since May 1990. Dr. Willerson was appointed in March 2001 to serve as President of The University of Texas – Houston Health Science Center and is also a professor at this institution. He served as the Chairman of the Department of Internal Medicine at The University of Texas Medical School at Houston from 1989 to 2001. In 1995, he was appointed Medical Director of the Texas Heart Institute, Houston, Texas. He was Chief of Cardiology of Parkland Memorial Hospital in Dallas, Texas from 1975 to 1989, director and principal investigator of The University of Texas Southwestern Medical School Ischemic Heart Disease, Specialized Center of Research, in Dallas from 1975 to 1989, director of the cardiology division at The University of Texas Southwestern Medical School

from 1977 to 1989, and professor of medicine and professor of radiology from 1979 to 1989. He also served as co-director of the Bugher Molecular Biology and Cardiology Research Center at The University of Texas Health Science Center in Dallas from 1986 to 1989. Dr. Willerson has published nearly 850 manuscripts and has been editor or co-editor of 24 textbooks. He was selected for membership in the Institute of Medicine of the National Academy of Science in 1998, and named “Distinguished Scientist” of the American College of Cardiology for 2000 and the American Heart Association in 2003. In 1961, Dr. Willerson received a B.A. degree from The University of Texas at Austin, graduating Phi Beta Kappa. In 1965, he received an M.D. from the Baylor College of Medicine, graduating as a member of Alpha Omega Alpha. Dr. Willerson’s medical and cardiology training was undertaken at the Massachusetts General Hospital, Boston, Massachusetts.
     Ron J. Anderson, M.D. has served as a member of the Board of Directors since December 1997. He has been President and Chief Executive Officer of Parkland Health & Hospital System since 1982. Parkland is the general public hospital for Dallas County, Texas and the primary teaching hospital for The University of Texas Southwestern Medical Center at Dallas. He previously served as Parkland’s Medical Director for Ambulatory Care and Emergency Services. He served concurrently as head of the Division of Ambulatory Care, which became the Division of General Internal Medicine under his guidance in the Department of Internal Medicine at Southwestern. Dr. Anderson has remained on the faculty of the Medical School as Professor of Internal Medicine. Dr. Anderson is also a director of Parkland Foundation and Texans Care for Children. He is the Chief Executive Officer and serves on the Board of Directors of Parkland Community Health Plan and is an advisory board member of Texas Health Choice. Dr. Anderson is also Chairman of the Texas Hospital Association, a member of the board of directors of the National Association of Public Hospitals and the National Public Health and Hospital Institute. In 1997, he was elected to the Institute of Medicine of the National Academy of Sciences. He has authored and co-authored more than 200 articles on medicine, ethics, and health policy. Dr. Anderson received his medical degree from the University of Oklahoma and his pharmacy degree from Southwestern Oklahoma State University where he was selected as a Distinguished Alumnus in 1987.
     J. Kevin Buchi has served as a member of the Board of Directors since June 2004. He has served as Executive Vice President, Finance and Chief Financial Officer of Cephalon, Inc. since April 1996, and previously held several financial positions with Cephalon, including Controller, since joining the company in March 1991. Cephalon, a NASDAQ-traded company, discovers, develops and markets innovative products to treat neurological and sleep disorders, cancer and pain. He previously worked at E.I. duPont de Nemours and Company, at Pricewaterhouse-Coopers as a senior auditor, and at Eastman Kodak Co. as a production chemist. Mr. Buchi is also a director and member of the audit and compensation committees of Lorus Therapeutics, a publicly-traded biotechnology company. He is a graduate of Cornell University with a B.A. in Chemistry and a minor in Economics, and holds an MBA from Kellogg Graduate School of Management at Northwestern University. He is also a Certified Public Accountant.
     Robert J. Cruikshank has served as a member of the Board of Directors since May 1993. Mr. Cruikshank was a senior partner at Deloitte & Touche LLP from 1989 until retiring in March 1993. Mr. Cruikshank was a partner, office-managing partner and member of the board of directors of the predecessor firms to Deloitte & Touche LLP in Houston from 1968 until 1989.

He is a trustee of the Ray C. Fish Foundation and the Texas Medical Center. He also serves as a director of MAXXAM Incorporated, Weingarten Realty Investors and as an advisory board member of Compass Bank of Houston. Mr. Cruikshank is a past Chairman of the American Heart Association, is active at the affiliate levels and is a past Regent of the University of Texas System. Mr. Cruikshank received a B.A. in economics and accounting from Rice University and completed the Advanced Management Program at Harvard University.
     John H. Dillon, II has served as a member of the Board of Directors since November 2004. Before retiring at the end of 2003, Mr. Dillon held the position of Executive Vice President, Corporate Development at Auxilium Pharmaceuticals, Inc., a NASDAQ-traded specialty pharmaceutical company. As Senior Vice President, Marketing of Auxilium from 2002 to 2003, he managed all pre-launch and launch activities for the company’s first commercial product, Testim®. Prior to joining Auxilium, Mr. Dillon served with MDS, Inc. as Senior Vice President, Drug Discovery and Development in 2001; Acurian, Inc. (formerly Intertrials.com) as Senior Vice President, Sales and Marketing in 2000; Omnicare CR (formerly IBAH, Inc.) as Executive Vice President from 1995 to 1999 and as Senior Vice President, Corporate Development from 1994 to 1995; United Medical Corporation as Senior Vice President, Corporate and Regulatory Affairs in 1994; and as CEO of Research Data Corporation (a United Medical subsidiary) from 1992 to 1993, and as Senior Vice President, Corporate Development from 1991 to 1994. Prior to working with United Medical, Mr. Dillon served in various positions at SmithKlineBeecham Corporation, including Vice President and Director of Worldwide Business Development. Mr. Dillon is a director of NuPathe, Inc., a private specialty pharmaceutical company. He is also a director of CureDM, Inc., a private biotechnology company. He is a graduate of Lafayette College with a B.A. in History and a minor in Pre-Medical, and holds an MBA from Wharton School at University of Pennsylvania in general management and public finance.
     Suzanne Oparil, M.D. has served as a member of the Board of Directors since May 1999. She has been a professor of medicine since 1981, Director of Vascular Biology and Hypertension since 1985, and professor of physiology and biophysics since 1993, in the Division of Cardiovascular Disease at The University of Alabama at Birmingham. She has served as President of the American Federation of Clinical Research. Dr. Oparil is also a member of the American Society of Clinical Investigation, the Association of American Physicians and the Institute of Medicine of the National Academy of Sciences. In addition, she has held advisory positions with the National Institutes of Health, including membership on a number of task forces, advisory committees and peer review committees. Dr. Oparil was a past President of the American Heart Association and is an active volunteer at both the national and affiliate levels. She was a recipient of the University of Alabama President’s Achievement Award in 1995. Dr. Oparil has an extensive bibliography in clinical cardiology and hypertension, including over 500 journal articles, books and book chapters. Dr. Oparil received her medical degree from Columbia University, College of Physicians and Surgeons in 1965.
     James A. Thomson, Ph.D. has served as a member of the Board of Directors since May 1994. He has been President and Chief Executive Officer of the RAND Corporation since 1989 and has served the institution in a variety of roles beginning in 1981. The RAND Corporation is a non-profit institution that seeks to improve public policy through research analysis in such areas as national defense, education and health. He also serves as a director of AK Steel Holding

Co., a publicly held company, and Object Reservoir, a privately held company. From 1977 until 1981, he served on the National Security Council, at the White House. From 1974 until 1977, Dr. Thomson served as an operations research analyst in the Office of the Secretary of Defense, the Pentagon. Dr. Thomson is the author of numerous scholarly articles and reports on defense and scientific subjects. Dr. Thomson graduated from the University of New Hampshire in 1967 and received an M.S. and Ph.D. in Physics from Purdue University.
Vote Required
     The ten nominees for election as directors at the annual meeting who receive the greatest number of votes cast by the stockholders, a plurality, will be elected as our directors. If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them how to vote on this proposal, your broker may have authority to vote your shares. You may vote “FOR” all nominees, “AGAINST” all nominees or withhold your vote for any one or more of the nominees. Abstentions and broker non-votes will not affect the outcome of the election of directors.
Board Recommendation
The Board recommends a vote “FOR” each nominee to our Board of Directors.
Communicating with the Board of Directors
     Encysive has adopted a formal process for stockholder communications with the Board. Stockholders who wish to communicate to the Board should do so in writing to the following address:
[Name of Director(s) or Board of Directors]
Encysive Pharmaceuticals Inc.
Attn: General Counsel
4848 Loop Central Drive, 7th Floor
Houston, Texas 77081
Encysive’s General Counsel logs all such communications and forwards those not deemed frivolous, threatening or otherwise inappropriate to the Chair of the Compensation and Corporate Governance Committee for distribution.
Board Member Attendance at Annual Meeting of Stockholders
     Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meeting of stockholders, we encourage directors to attend and historically more than a majority have done so. For example, ten out of eleven directors attended the 2005 Annual Meeting and all ten directors standing for election attended the 2006 Annual Meeting.

Director Compensation and Board Committees
     During 2006, the Board of Directors held six meetings. All directors attended at least 75 percent of the total meetings of the Board and the committees on which they serve. We believe that attendance at meetings of the Board is only one criterion for judging the contribution of individual directors and that all directors have made substantial and valuable contributions.
     The Board of Directors has determined that the following members of the Board are independent within the meaning of Rule 4200 of the NASD: Ron J. Anderson, J. Kevin Buchi, Robert J. Cruikshank, John H. Dillon, II, Suzanne Oparil, John M. Pietruski, James A. Thomson, and James T. Willerson. Frank C. Carlucci was also determined by the Board to be independent within the meaning of Rule 4200 of the NASD prior to his retirement from the Board effective at our 2006 Annual Meeting held on May 12, 2006. In determining Mr. Pietruski’s independence, the Board took into consideration the Consulting Agreement between us and Mr. Pietruski under which we paid Mr. Pietruski $40,000 in fiscal year 2006.
     Director Compensation. Each non-employee director receives a retainer of $7,500 per quarter, and the chairs of the Audit and the Compensation and Corporate Governance Committees receive retainers of $1,250 and $750 per quarter, respectively. In addition, directors are reimbursed for expenses incurred in attending meetings of the Board and its committees. Non-employee directors may elect to receive all or part of the quarterly retainer and fees in common stock. Each non-employee director also receives options to purchase 15,000 shares of common stock on their initial election to the Board and options to purchase 7,500 shares of common stock on each subsequent election to the Board. See “Other Information – Director Compensation for Fiscal Year 2006.”
     Executive Committee. The Executive Committee did not hold any meetings during 2006. The current members of the committee are Richard A.F. Dixon, Bruce D. Given (Chair), John M. Pietruski and James T. Willerson. The committee may act on behalf of the Board on all matters permitted by Delaware corporate law except as limited by our Certificate of Incorporation and Bylaws. All actions taken by the committee must be reported at the Board’s next meeting.
     Audit Committee. During the year ended December 31, 2006, the members of the Audit Committee were J. Kevin Buchi, Robert J. Cruikshank (Chair), John H. Dillon, II and Suzanne Oparil. The Board of Directors has determined that Robert J. Cruikshank is an audit committee financial expert under the SEC rules. Under Rule 4200 of the NASD, all of the members of the committee were and are independent. The committee operates under a written charter adopted by the Board of Directors. The committee met twelve times during 2006.
     The committee’s primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by us to any governmental body or the public; reviewing our system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established, and our auditing, accounting and financial reporting processes generally; reviewing the independence and performance of our independent auditors; and providing an open avenue of communication among the independent auditors, financial and senior management, and the

Board. The committee also has the sole authority and responsibility to appoint, select, evaluate, and, where appropriate, replace our independent auditors.
     Compensation and Corporate Governance Committee. During the year ended December 31, 2006, the members of the committee were Ron J. Anderson, Frank C. Carlucci (who retired from the Board effective May 12, 2006), James A. Thomson (Chair) and James T. Willerson. All of the members of the committee were and are independent within the meaning of Rule 4200 of the NASD. The committee operates under a written charter adopted by the Board of Directors. The committee met four times during 2006.
     The committee is primarily responsible for providing oversight on the broad range of matters surrounding the compensation of management; the composition and operation of the Board, including recommending to the Board the compensation for our Chief Executive Officer; approving the compensation and employee benefits for our other executive officers and employees; identifying individuals qualified to become Board members; recommending to the Board director nominees; and recommending to the Board a set of corporate governance principles applicable to us. The committee’s processes and procedures for determining executive compensation are described below in “Other Information – Compensation Discussion and Analysis.”
     Director Nominations Process. Nominating functions are handled by the Compensation and Corporate Governance Committee pursuant to its charter. This charter is available at the “Investor Relations – Corporate Governance” section of our website at www.encysive.com.
     Our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at our annual meeting of stockholders. Historically, we have not had a formal policy concerning stockholder recommendations to the committee, or its predecessors, other than the provisions contained in our Bylaws. To date, we have not received any recommendations from stockholders requesting that the committee, or any predecessor, consider a candidate for inclusion among the committee’s slate of nominees in our proxy statement; and, therefore, we believe that no formal policy, in addition to the provisions contained in our Bylaws, concerning stockholder recommendations is needed.
     In evaluating director nominees, the committee considers the following factors:
•	the appropriate size of Encysive’s Board of Directors;

•	the needs of Encysive with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with the healthcare industry;

•	experience with accounting rules and practices; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

     The committee’s goal is to assemble a Board that brings to Encysive a variety of perspectives and skills derived from high-quality business and professional experience.
     Other than the foregoing, there are no stated minimum criteria for director nominees, although the committee may also consider such other factors as it may deem are in the best interests of Encysive and its stockholders. The committee does, however, believe it appropriate for at least one member of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of the Board meet the definition of “independent director” under NASD rules. The committee also believes it appropriate for certain key members of Encysive’s management to participate as members of the Board.
     The committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to Encysive’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or the Board decides not to re-nominate a member for re-election, the committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the committee and Board of Directors are polled for suggestions as to individuals meeting the criteria of the committee. Research may also be performed to identify qualified individuals. We have also engaged third parties to identify or evaluate or assist in identifying potential nominees. The Board may also decide not to replace a member of the Board not standing for re-election.
     Our Bylaws provide that nominations for the election of directors may be made by any stockholder entitled to vote in the election of directors. However, a stockholder may nominate a person for election as a director at a meeting only if written notice of such stockholder’s intent to make such nomination has been given to our Secretary as described in “Other Information – Stockholder Proposal Information” in this proxy statement. Each notice must set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on Encysive’s books, of such stockholder and (ii) the class and number of shares of Encysive that are beneficially owned by such stockholder and that are owned of record by such stockholder.
     Code of Ethics. We have adopted a Business Ethics Policy that applies to all of our employees, as well as each member of the Board of Directors. The Business Ethics Policy is available at the “Investor Relations – Corporate Governance” section of our website at www.encysive.com. We intend to post amendments to or waivers from the Business Ethics Policy (to the extent applicable to our chief executive officer, principal financial officer or principal accounting officer) at this location on our website.

Where to Find Corporate Governance Information
     The charters for our Compensation and Corporate Governance Committee and Audit Committee and our polices on business ethics, communicating with the Board of Directors and the director nomination process discussed above are available on our website: http://www.encysive.com under “Investor Relations — Corporate Governance.” Copies of these documents are also available in print form at no charge by sending a request to Encysive Pharmaceuticals Inc., Corporate Communications, 4848 Loop Central Drive, Suite 700, Houston, Texas 77081, or by calling 713-796-8822.

Proposal 2
ADOPTION OF THE 2007 INCENTIVE PLAN
General
     We currently maintain the Amended and Restated 1999 Stock Incentive Plan, as amended and restated effective March 1, 2005 (the “1999 Plan”). As of March 13, 2007, the 1999 Plan only had approximately 182,105 shares remaining available for future issuance for awards. Effective March 8, 2007, our Board of Directors approved and adopted the 2007 Incentive Plan (the “Plan”) subject to stockholder approval, and directed that the Plan be submitted to you, the stockholders, for your approval.
     The objectives of the Plan are to attract and retain selected key employees, consultants and outside directors, encourage their commitment, motivate superior performance, facilitate their obtaining ownership interests by aligning their personal interests to those of our stockholders and enable them to share in our long-term growth and success. The Plan will ensure that a sufficient reserve of common stock is available under the Plan to able to attract, retain and motivate the best available talent essential to our long-term growth and success.
     The Plan is a new plan for purposes of the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and will be in addition to the 1999 Plan. The Plan is being submitted for your approval pursuant to the NASDAQ rules and in order to enable us to grant incentive stock options under the Plan, and to ensure that options and performance-based awards granted under the Plan qualify for an exemption from the limitation on deductibility of compensation under Section 162(m) of the Code.
Summary of the 2007 Incentive Plan
     The description set forth below summarizes the principal terms and conditions of the Plan, does not purport to be complete and is qualified in its entirety by reference to the Plan, a copy of which is attached to this proxy statement as Appendix A.
     General. The primary objectives of the Plan are to:
•	attract and retain selected key employees, consultants and outside directors;

•	encourage their commitment;

•	motivate superior performance;

•	facilitate attainment of ownership interests in Encysive;

•	align personal interests with those of our stockholders; and

•	enable them to share in the long-term growth and success of Encysive.
     Shares Subject to Plan. The aggregate number of shares of Encysive common stock that may be issued with respect to incentive awards shall not exceed 2,600,000 shares. All of such authorized shares reserved for issuance under the Plan (pursuant to the previous sentence) shall be available for incentive stock options. The number of shares that are the subject of incentive awards under that Plan that are forfeited or terminated, expire unexercised, withheld for tax withholding requirements, are settled in cash in lieu of common stock or in a manner such that all or some of the shares covered by an incentive award are not issued to a grantee or are exchanged for incentive awards that do not involve common stock, shall again immediately become available for incentive awards under the Plan. The maximum aggregate number of shares (including phantom units, stock options, stock appreciation rights, restricted stock, performance units and performance shares paid out in shares, or other stock-based awards paid out in shares) that may be granted in any calendar year pursuant to any incentive award held by any individual employee is 2,600,000 shares. The maximum aggregate cash payout (including phantom units, stock appreciation rights, performance units and performance shares paid out in cash, or other stock-based awards paid out in cash) with respect to incentive awards granted in any calendar year which may be made to any individual employee shall be $10,000,000. The number of shares available under both the Plan and outstanding incentive awards are subject to adjustments to prevent enlargement or dilution of rights resulting from stock dividends, stock splits, recapitalization or similar transactions, or resulting from a change in applicable laws or other circumstances.
     Administration. The Plan is administered by a committee, which is appointed by our Board of Directors, and which consists of not less than two directors, each of whom (i) fulfills the “non-employee director” requirements of Rule 16b-3 under the Securities Exchange Act of 1934, (ii) is certified by the Board as an independent director and (iii) fulfills the “outside director” requirements of Section 162(m) of the Code.
     The committee is authorized to, among other things, select grantees under the Plan and determine the size, duration and type, as well as terms and conditions (which need not be identical) of each incentive award. The committee also construes and interprets the Plan and any related incentive agreements. All determinations and decisions of the committee are final, conclusive and binding on all parties. We have agreed to indemnify members of the committee against any damage, loss, liability, cost or expenses arising in connection with any claim, action, suit or proceeding by reason of any action taken or failure to act under the Plan (including such indemnification for a person’s own sole concurrent negligence or strict liability), except for any such act or omission constituting willful misconduct or gross negligence.
     Eligibility. Employees, consultants, and outside directors of Encysive and our subsidiaries are eligible to participate in the Plan as determined by the committee.
     Types of Incentive Awards. Under the Plan, the committee may grant incentive awards which may be any of the following:
•	incentive stock options as defined in Section 422 of the Code;

•	“nonstatutory” stock options;

•	shares of restricted stock;

•	performance units and performance shares;

•	other stock-based awards (including stock appreciation rights and phantom units); and

•	supplemental payments dedicated to the payment of income taxes.
     Incentive stock options and nonstatutory stock options together are called “options.” The terms of each incentive award will be reflected in an incentive agreement between us and the grantee.

     Options. Generally, options must be exercised within 10 years of the grant date; provided, however, incentive stock options granted to 10% or greater stockholders must be exercised within five years. Incentive stock options may only be granted to employees. The exercise price of each option may not be less than 100% of the fair market value of a share of our common stock on the date of grant (110% for an incentive stock option granted to a 10% or greater stockholder). To the extent that the aggregate fair market value of shares of our common stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year exceeds $100,000, such options must be treated as nonstatutory stock options.
     The exercise price of each option is payable in cash or, in the committee’s discretion, by the delivery of shares of our common stock owned by the optionee, or by withholding shares which would otherwise be acquired on the exercise of the option, or by any combination of the foregoing. The committee has the authority to not permit options to be exercised by the delivery of shares to the extent deemed appropriate to avoid adverse accounting consequences.
     An employee will not recognize any income for federal income tax purposes at the time an incentive stock option is granted, or on the qualified exercise of an incentive stock option, but instead will recognize capital gain or loss upon the subsequent sale of shares acquired in a qualified exercise. The exercise of an incentive stock option is qualified if an optionee does not dispose of the shares acquired by such exercise within two years after the incentive stock option grant date and one year after the exercise date. We are not entitled to a tax deduction as a result of the grant or qualified exercise of an incentive stock option.
     An optionee will not recognize any income for federal income tax purposes, nor will we be entitled to a deduction, at the time a nonstatutory stock option is granted. However, when a nonstatutory stock option is exercised, the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares received and the exercise price of the nonstatutory stock option, and we will generally recognize a tax deduction in the same amount at the same time.
     Restricted Stock. Restricted stock may be subject to substantial risk of forfeiture, a restriction on transferability or rights of repurchase or first refusal in Encysive, as determined by the committee and specified in the incentive agreement. Unless otherwise specified in the incentive agreement, during the period of restriction a grantee will have all other rights of a stockholder, including the right to vote the shares and receive the dividends paid thereon.
     A grantee will not recognize taxable income upon the grant of an award of restricted shares (nor will we be entitled to a deduction) unless the grantee makes an election under Section 83(b) of the Code. If the grantee makes a Section 83(b) election within 30 days of the date the restricted shares are granted, then the grantee will recognize ordinary income, for the year in which the award is granted, in an amount equal to the excess of the fair market value of the shares of common stock at the time the award is granted over the purchase price, if any, paid for the shares of common stock. If such election is made and the grantee subsequently forfeits some or all of the shares, then the grantee generally will not be entitled to any refund of taxes paid as a result of the Section 83(b) election, and may take a loss only with respect to the amount actually paid for the shares. If a Section 83(b) election is not made, then the grantee will recognize ordinary income at the time that the forfeiture provisions or restrictions on transfer lapse in an amount equal to the excess of the fair market value of the shares of common stock at the time of such lapse over the original price paid for the shares of common stock, if any. The grantee will have a tax basis in the shares of common stock acquired equal to the sum of the price paid, if any, and the amount of ordinary income recognized at the time the Section 83(b) election is made or at the time the forfeiture provisions or transfer restriction lapse, as is applicable.
     Upon the disposition of shares of common stock acquired pursuant to an award of restricted shares, the grantee will recognize a capital gain or loss in an amount equal to the difference between the sale price of the shares of common stock and the grantee’s tax basis in the shares of common stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year. For this purpose, the holding period will begin after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) election is not made, or on the date after the award is granted if the Section 83(b) election is made.
     We will generally be entitled to a corresponding tax deduction at the time the grantee recognizes ordinary income on the restricted stock, whether by vesting or a Section 83(b) election, in the same amount as the ordinary income recognized by the grantee.
     Performance Units and Performance Shares. Performance units and performance shares may be granted to employees, consultants or outside directors. For each performance period, the committee will establish specific financial or non-financial performance criteria, the number of performance units or performance shares and their contingent values, which values may vary depending on the degree to which such objectives are met. The committee may establish performance goals applicable to performance shares or performance units based upon criteria in one or more of the following categories: (i) performance of the company as a whole, (ii) performance of a segment of our business, and (iii) individual performance. Performance criteria for Encysive shall relate to the achievement of predetermined financial, operational or strategic objectives for the company and its subsidiaries. Performance criteria for a segment of our business shall relate to the achievement of financial, operational or strategic objectives of the segment for which the grantee is accountable. Examples of performance criteria shall include (but are not limited to) pre-tax or after-tax profit levels, including: earnings, per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total stockholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; and levels of operating expense and maintenance expense or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein. Individual performance criteria shall relate to a grantee’s overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance criteria may differ among grantees. Generally, a grantee will not recognize taxable income upon the grant performance units and performance shares. Generally, upon the payment of the performance unit or shares, a grantee will recognize compensation as taxable ordinary income, and we will be entitled to a deduction in the same amount at the same time.

     Other Stock-Based Awards. Other stock-based awards are awards denominated or payable in, valued in whole or in part by reference to, shares of our common stock. The committee may determine the terms and conditions of other stock-based awards provided that, in general, the amount of consideration to be received by us shall be either no consideration other than services rendered (in the case of the issuance of shares) or, in the case of an award in the nature of a purchase right, consideration (other than services rendered) at least equal to 50% of the fair market value of the shares covered by such grant on the grant date. To the extent that Encysive is a publicly held corporation and that a stock appreciation right is intended to qualify for the performance-based exception or to the extent it is intended to be exempt from Section 409A of the Code, the exercise price per share of common stock may not be less than 100% of fair market value of a share of common stock on the date of the grant of the stock appreciation right. Payment or settlement of other stock-based awards will be in shares of our common stock or in other consideration as specified by the committee in the incentive agreement.
     Generally a grantee will not recognize any taxable income upon the grant of other stock-based awards. Generally, upon the payment of other stock-based awards, a grantee will recognize compensation taxable as ordinary income, and we will be entitled to a corresponding tax deduction in the same amount and at the same time. However, if any such shares or payments are subject to substantial restrictions, such as a requirement of continued employment or the attainment of certain performance objectives, the grantee will not recognize income and we will not be entitled to a deduction until the restrictions lapse, unless the grantee elects otherwise by filing a Section 83(b) election as described above. The amount of a grantee’s ordinary income and our deduction will generally be equal to the fair market value of the shares at the time the restrictions lapse.
     Upon exercise of a stock appreciation right, the holder will receive cash, shares of our common stock, or a combination of the two, as specified in the related incentive agreement, the aggregate value of which equals the amount by which the fair market value per share of our common stock on the date of exercise exceeds the exercise price of the stock appreciation right, multiplied by the number of shares underlying the exercised portion of the stock appreciation right. A stock appreciation right may be granted in tandem with or granted independently of a nonstatutory stock option. Stock appreciation rights will be subject to such terms and conditions and will be exercisable at such times as determined by the committee and specified in the incentive agreement.
     Supplemental Payments for Taxes. The committee may grant, in connection with an incentive award (except for incentive stock options), a supplemental payment in an amount not to exceed the amount necessary to pay the federal, state and foreign income taxes payable by a grantee with respect to the incentive award and the receipt of such supplemental payment. This payment will also be ordinary income to the grantee.
     Other Tax Considerations. Upon accelerated exercisability of options and accelerated lapsing of restrictions upon restricted stock or other incentive awards in connection with a “change in control,” certain amounts associated with such incentive awards could, depending upon the individual circumstances of the grantee, constitute “excess parachute payments” under the golden parachute provisions of Section 280G of the Code. Such a determination would subject the grantee to a 20% excise tax on those payments and deny Encysive a corresponding deduction. Whether amounts constitute “excess parachute payments” depends upon, among other things, the value of the accelerated incentive awards and the past compensation of the grantee.
     Section 409A of the Code generally provides that any deferred compensation arrangement which does not meet specific requirements regarding (i) timing of payouts, (ii) advance election of deferrals and (iii) restrictions on acceleration of payouts results in immediate taxation of any amounts deferred to the extent not subject to a substantial risk of forfeiture. In addition, tax on the amounts included in income is also subject to a 20% excise tax and interest. In general, to avoid a violation of Section 409A of the Code, amounts deferred may only be paid out on separation from service, disability, death, a specified time, a change in control (as defined by the Treasury Department) or an unforeseen emergency. Furthermore, the election to defer generally must be made in the calendar year prior to performance of services, and any provision for accelerated payout other than for reasons specified by the Treasury Department may cause the amounts deferred to be subject to early taxation and to the imposition of the excise tax. Section 409A of the Code is broadly applicable to any form of deferred compensation other than tax-qualified retirement plans and bona fide vacation, sick leave, compensatory time, disability pay or death benefits, and may be applicable to certain awards under the Plan. The Treasury Department has provided interim guidance on transition issues and the meaning of various provisions of new Section 409A of the Code and is expected to provide additional guidance in the form of final regulations. Incentive awards under the Plan that are subject to Section 409A of the Code are intended to satisfy the requirements of Section 409A of the Code, as specified in an incentive agreement.
     Generally, taxable compensation earned by “covered employees” (as defined in Section 162(m) of the Code) for options or other performance-based incentive awards under the Plan is intended to constitute qualified performance-based compensation. We should, therefore, be entitled to a tax deduction for compensation paid in the same amount as the ordinary income recognized by the covered employees without any reduction under the limitations of Section 162(m) on deductible compensation paid to such employees. However, the committee may determine, within its sole discretion, to grant incentive awards to such covered employees that do not qualify as performance-based compensation. Under Section 162(m), we are denied a deduction for annual compensation paid to such employees in excess of one million dollars ($1,000,000).
     THE FOREGOING IS A SUMMARY OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES THAT GENERALLY WILL ARISE UNDER THE CODE WITH RESPECT TO INCENTIVE AWARDS GRANTED UNDER THE PLAN AND DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF ALL RELEVANT PROVISIONS OF THE CODE. MOREOVER, THIS SUMMARY IS BASED UPON CURRENT FEDERAL INCOME TAX LAWS UNDER THE CODE, WHICH ARE SUBJECT TO CHANGE. THE TREATMENT OF FOREIGN, STATE, LOCAL OR ESTATE TAXES IS NOT ADDRESSED. THE TAX CONSEQUENCES OF THE INCENTIVE AWARDS ARE COMPLEX AND DEPENDENT UPON EACH INDIVIDUAL’S PERSONAL TAX SITUATION. ALL PARTICIPANTS ARE ADVISED

TO CONSULT WITH HIS OR HER OWN TAX ADVISOR RESPECTING INCENTIVE AWARDS.
     Termination of Employment and Change in Control. Except as provided in the applicable incentive agreement, if the grantee’s employment or other service with us is terminated other than due to his death, disability, retirement or for cause, his then vested incentive awards remain exercisable for 90 days after such termination (three months for incentive stock options). If his termination is due to disability or death, his vested incentive awards remain exercisable for one year following such termination. On a termination for cause, all outstanding incentive awards, whether or not vested, expire at the opening of business on the date of such termination. On his retirement, his vested incentive awards generally remain exercisable for six months.
     If we undergo a “change in control,” any restrictions on restricted stock and other stock-based awards will be deemed satisfied, all outstanding options and stock appreciation rights become immediately exercisable, and all of the performance shares and performance units and any other stock-based awards become fully vested and deemed earned in full. These provisions could in some circumstances have the effect of an “anti-takeover” defense because they could make a takeover more expensive.
     Incentive Awards Nontransferable. No incentive award may be assigned, sold or otherwise transferred by a grantee, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, or be subject to any encumbrance, pledge, lien, assignment or charge. An incentive award may be exercised during the grantee’s lifetime only by the grantee or the grantee’s legal guardian. However, in the discretion of the committee, the incentive agreement for a nonstatutory stock option may provide that the nonstatutory stock option is transferable to immediate family. The Plan contains provisions permitting such a transfer if approved by the committee and included in the incentive agreement.
     Amendment and Termination. Our Board of Directors may amend or terminate the Plan at any time, subject to all necessary regulatory and stockholder approvals. No termination or amendment of the Plan will adversely affect in any material way any outstanding incentive award previously granted to a grantee without his consent.
Plan Benefits
     The grant of incentive awards under the Plan to employees, consultants and outside directors, including the executive officers named in the Summary Compensation Table below, is subject to the discretion of the committee. The following table sets forth information with respect to grants of options to the executive officers named in the Summary Compensation Table and the other individuals and groups indicated that were previously approved by the Compensation and Corporate Governance Committee and are subject to the approval of the Plan by the stockholders. No associate of any of such individuals has been granted options under the Plan.

NEW PLAN BENEFITS
2007 INCENTIVE PLAN

	Dollar Value	Number of
Name and Position	($)	Units
Bruce D. Given, M.D., President and Chief Executive Officer	93,750	47,349
Gordon H. Busenbark, Chief Financial Officer	100,000	50,506
George W. Cole, Chief Operating Officer	117,000	59,091
Richard A.F. Dixon, Ph.D., Chief Scientific Officer	130,500	65,910
D. Jeffrey Keyser, Vice President of Regulatory Affairs	40,500	20,455
Current executive officers (7 persons)	653,750	330,181
Current directors who are not executive officers (0 persons)	—	—
Employees, including all current officers who are not executive officers (19 persons)	761,000	384,351
Vote Required
     The approval of the adoption of the 2007 Incentive Plan requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. For the approval of the adoption of the 2007 Incentive Plan, you may vote “FOR” or “AGAINST” or abstain from voting. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a negative vote. If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares. Broker non-votes will have no effect on the approval of this proposal.
Board Recommendation
     The Board of Directors recommends a vote “FOR” the adoption of the 2007 Incentive Plan.

Proposal 3
RATIFICATION OF INDEPENDENT AUDITORS FOR 2007
     KPMG LLP, an independent registered public accounting firm, has served as our independent auditors for a number of years and audited our financial statements for fiscal year 2006. The Audit Committee, in its capacity as a committee of the Board, has appointed KPMG LLP to audit our financial statements for the fiscal year ending December 31, 2007. Representatives of KPMG plan to attend the annual meeting and will be available to answer appropriate questions from stockholders. These representatives will be able to make a statement at the meeting if they wish, although we do not expect them to do so.
     Stockholder ratification of the appointment of KPMG LLP is not required by our Bylaws. However, our Board of Directors is submitting the appointment of KPMG LLP to you for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, our Audit Committee will review its future selection of our independent auditors. Even if the appointment of KPMG is ratified, the Audit Committee may change to a different independent registered public accounting firm if it determines a change may be in the best interest of us and our stockholders.
Independent Public Accountants
     Independent Public Accountant Fees. In 2006 and 2005, KPMG LLP provided services in the following categories and amounts:

	2006	2005
Audit Fees (1)	$355,105	$407,002
Audit Related Fees	$—	$3,450
Tax Fees (2)	$204,917	$40,315
All Other Fees	$—	$—

Notes:

(1)	Includes -0- and $116,002 of fees incurred by us in connection with the review of registration statements filed in 2006 and 2005, respectively.

(2)	Includes fees for preparation of federal, state and country specific tax returns and for tax advice and tax planning.
     Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor. The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The committee has delegated pre-approval authority with respect to non-audit services to its chairman, provided that the total anticipated cost of the project is less than $10,000, and the total anticipated costs of all such projects pre-approved by the chairman during any calendar year does not exceed $20,000. The committee has also pre-approved the provision of isolated tax questions or other miscellaneous tax services that do not constitute discrete and separate projects, provided that the aggregate cost of responding to all such questions and providing all such miscellaneous services does not exceed $5,000 per calendar quarter. The chairman and management are required to periodically report to the full committee the scope and anticipated cost of all projects pre-approved by the chairman, and the cost of all miscellaneous tax services described above. None of the fees paid to the independent auditors under the categories Audit-Related, Tax and All Other fees described above were approved by the committee after services were rendered pursuant to the de minimis exception established by the SEC.
Vote Required
     The ratification of KPMG LLP as our independent auditors for 2007 requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. For the ratification of our independent auditors, you may vote “FOR” or “AGAINST” or abstain from voting. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a negative vote. If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them how to vote on this proposal, your broker may have authority to vote your shares. Broker non-votes will have no effect on the approval of this proposal.
Board Recommendation
     The Board recommends a vote “FOR” the ratification of KPMG LLP as our independent auditors for 2007.

OTHER INFORMATION
Principal Stockholders
     The following table sets forth the beneficial ownership of our common stock as of March 1, 2007, by:
•	each person who is known by us to be the beneficial owner of more than five percent (5%) of our outstanding common stock;

•	each of our executive officers named in the Summary Compensation Table and directors; and

•	all of our directors and executive officers as a group.
     Unless otherwise noted, each person has sole investment and voting power of the shares listed. The information in the following table is based on information supplied by executive officers, directors and principal stockholders and filings, if any, filed with the SEC by each person.

			Number of Shares
			Exercisable Options
			to Purchase Shares
Name and Address of Beneficial Owner (1)	Shares		Within 60 Days	Total	Percent of Class
Wellington Management Company, LLP (2)	8,518,363		0	8,518,363	13.6%
Ron J. Anderson, M.D.	5,965		73,500	79,465	*
J. Kevin Buchi	0		22,500	22,500	*
Gordon H. Busenbark	19,606	(3)	0	19,606	*
George W. Cole	33,523	(3)	0	33,523	*
Terrance C. Coyne, M.D.	26,714	(3)(4)	104,667	131,381	*
Robert J. Cruikshank	37,116		66,000	103,116	*
John H. Dillon, II	9,121		22,500	31,621	*
Richard A. F. Dixon, Ph.D.	284,926	(3)	610,529	895,455	1.4%
Bruce D. Given, M.D.	266,871	(3)(5)	743,750	1,010,621	1.6%
D. Jeffrey Keyser, RPH, MPA, JD.	25,944	(3)	106,000	131,944	*
Suzanne Oparil, M.D.	24,090		60,000	84,090	*
Stephen L. Mueller	76,228	(3)(4)	278,006	354,234	*
John M. Pietruski	87,857	(6)	66,000	153,857	*
James A. Thomson, Ph.D.	22,677	(7)	66,000	88,677	*
James T. Willerson, M.D.	112,032	(8)	66,000	178,032	*
All directors and executive officers as a group (15 persons)	992,479		2,025,446	3,017,925	4.7%

Notes:

*	Less than one percent (1%)

(1)	Unless otherwise indicated, the address of all persons above is 4848 Loop Central Drive, Suite 700, Houston, Texas 77081.

(2)	Based on a Schedule 13G filed on February 14, 2007, by Wellington Management Company, LLP (“Wellington Management”). Wellington Management, in its capacity as investment adviser, may be deemed to have beneficial ownership of 8,518,363 shares of common stock that are owned by numerous investment advisory clients, one of which is known to have such interest with respect to more than five percent of the class of shares. Wellington Management has shared voting authority over 6,387,171 shares and shared disposition authority over 8,492,363 shares. Wellington Management is an investment adviser. The address of Wellington Management is 75 State Street, Boston, Massachusetts 02109.

(3)	Includes the following shares of restricted common stock: Dr. Dixon – 3,288; Dr. Given – 5,655, Mr. Keyser – 5,483, Dr. Coyne – 1,616 and Mr. Mueller – 2,142. The restrictions on the shares of restricted common stock lapse in three equal annual amounts beginning on the one-year anniversary at the grant date. Also includes the following shares of restricted common stock for which the restrictions will lapse in two equal amounts on November 30, 2007, and 2008: Mr. Busenbark – 19,606; Mr. Cole – 33,523; Dr. Dixon – 28,249; Dr. Given – 36,723 and Mr. Keyser – 13,277. For Dr. Coyne, includes 12,973 shares of restricted common stock for which the restrictions will lapse on June 26, 2007. For Mr. Mueller, includes 33,557 shares of restricted common stock for which the restrictions will lapse on August 31, 2007.

(4)	Dr. Coyne and Mr. Mueller were executive officers in 2006, but were no longer employed by us as of December 31, 2006.

(5)	Includes 1,000 shares held by Dr. Given’s wife.

(6)	Includes 42,857 shares held by the Pietruski Family Partnership, of which Mr. Pietruski is the general partner.

(7)	Includes 200 shares held by Dr. Thomson’s granddaughter.

(8)	Includes 14,285 shares owned by The James T. Willerson Fund, Inc., a not-for-profit corporation, of which Dr. Willerson is the Chairman of the Board of Directors.

Executive Officers
     Our executive officers serve at the pleasure of the Board of Directors and are subject to annual appointment by the Board. All of our executive officers are listed in the following table, and certain information concerning these officers, except for Drs. Given and Dixon who are also members of the Board of Directors, follows the table:

Name	Age	Position
Bruce D. Given, M.D.	52	President, Chief Executive Officer and Director
George W. Cole	58	Chief Operating Officer
Gordon H. Busenbark	50	Chief Financial Officer
Richard A. F. Dixon, Ph.D.	53	Senior Vice President, Research, Chief Scientific Officer and Director
D. Jeffrey Keyser, RPH, MPA, JD	53	Vice President, Regulatory Affairs
Paul S. Manierre, J.D., LL.M.	53	Vice President, General Counsel and Secretary
Derek Maetzold	45	Vice President, Marketing and Sales
     George W. Cole has served as Chief Operating Officer since November 2005. From 1992 to 2005, he served as President of Altana Pharma U.S. Mr. Cole received his B.S. in Pharmacy from the University of Louisiana and his M.B.A. from the University of Evansville.
     Gordon H. Busenbark has served as Chief Financial Officer since October 2005. Mr. Busenbark joined us after a 23-year career at Baxter Healthcare, where his responsibilities included roles in finance, operations and general management. From 1999 to 2003, he served in the dual role of President of Global Operations for Baxter’s BioScience business, as well as President of the Plasma Therapeutics division of Baxter Healthcare Corporation. From 2003 to 2004, Mr. Busenbark served as Vice President, Global Quality at Baxter Healthcare Corporation, before taking a year off prior to joining us. Mr. Busenbark received both his B.S. in Accounting, graduating cum laude, and his M.B.A from the University of Utah.
     D. Jeffrey Keyser, RPH, MPA, J.D. has served as Vice President, Regulatory Affairs since April 2004. Mr. Keyser joined us after serving as Vice President, Development and Regulatory Affairs at Adams Laboratories, Inc. from 1998 to 2004. Mr. Keyser received his B.S. in Pharmacy and his Juris Doctorate degree from Creighton University. Mr. Keyser also holds a Masters in Public Affairs and Administration from the University of Missouri at Kansas City.
     Paul S. Manierre, J.D., LL.M. has served as Vice President and General Counsel since October 2005, and Secretary since September 2006. Mr. Manierre joined us after serving as Associate General Counsel for Eisai Inc., the wholly-owned U.S. subsidiary of Eisai Co., Ltd., from March 1995 to September 2005. Mr. Manierre practiced law at the law firm of Graham & James, in New York City from September 1987 to February 1995. Mr. Manierre received his B.A. in U.S. History from Earlham College. Mr. Manierre also received his Juris Doctorate degree from DePaul University College of Law and an LL.M. degree from the University of Washington School of Law.

     Derek Maetzold has served as Vice President, Sales and Marketing since June 2003. Before joining us, Mr. Maetzold served in various capacities for Schering-Plough Corporation from 1999 to June 2003, including Senior Director — Business Development, Director — Marketing, Allergy Business Unit and Director — Marketing Planning, Ezetimibe and Clarinex. From 1998 to 1999, he served as Account Supervisor for Integrated Communications Corporation, a healthcare focused advertising company. Mr. Maetzold received his bachelor’s degree in Biology from George Mason University.
Executive Compensation
Compensation Discussion and Analysis
Primary Objective of Executive Compensation
     The primary objective of our compensation policies and programs is to maintain and administer a market-competitive total compensation plan to attract, motivate, reward and retain a well-qualified workforce to drive our success. Consistent with our Compensation and Corporate Governance Committee’s objectives, our overall compensation plan is designed to strengthen the commonality of interests between our employees, especially our executives, and our stockholders, to pay our executives competitively, and to tie their compensation to our success as a whole and their individual contributions to our success.
     We refer to our president and chief executive officer, our chief financial officer and our three other most highly compensated executive officers during 2006 as our named executive officers. Our named executive officers are part of our leadership team that we will refer to as our executives in this discussion. In this discussion, we refer to our Compensation and Corporate Governance Committee as the “Compensation Committee.”
Our Compensation Philosophy
     Consistent with the objective of strengthening the commonality of interests between our executives and stockholders, the Compensation Committee believes that a significant portion of the overall compensation package for each executive should include components that link the executive’s compensation to our overall performance. The Compensation Committee further believes that our compensation plan should be designed to reward superior performance and to provide financial penalties for below-market performance. Consistent with that design objective, and the goal of attracting, motivating and retaining executives of high caliber and ability who will drive our success, the Compensation Committee attempts to establish a fair and reasonable compensation package for each executive that is competitive relative to the executive’s peers, both inside and outside the company. We believe that our base salaries are an important element of our executive compensation plan because they provide our executives with a steady income stream that is not contingent solely on annual results. We utilize annual cash incentives to reward all of our employees, including executives, when we achieve certain corporate goals and when the individual achieves their personal written performance goals. We believe that the immediacy of these cash incentives, in contrast to our long-term incentive compensation grants of equity, provides a significant incentive to our executives towards achieving their respective annual individual goals, and thus our company-level goals. We also utilize long-term incentive compensation in the form of grants of restricted stock and stock options. Only our executives are eligible to receive stock options, and their long-term incentive compensation is divided equally between grants of restricted stock and stock options. The Compensation Committee believes that stock options provide our executives with an additional link to long-term corporate performance and strengthen the commonality of interests between the executives and our stockholders.
Role of the Compensation Committee
     Our Board of Directors has delegated to our Compensation Committee, oversight of the broad range of matters surrounding the compensation of management, including recommending to the Board the compensation for our chief executive officer and approving the compensation and employee benefits for our other executives and employees. The specific duties of the Compensation Committee with respect to compensation of personnel, as outlined in its charter, include:
•	Review and recommend to the Board corporate goals and objectives relevant to our executives’ compensation (annual salary and incentives) and annually evaluate each executives’ performance in light of those goals and objectives.

•	Review and recommend to the independent directors of the Board for their approval the compensation and benefits for the chief executive officer and any employment agreements, or amendments thereto, for the chief executive officer.

•	Review and approve compensation and benefits for executives, other than the chief executive officer.

•	Review and approve all employment agreements and all amendments to such agreements for executives other than the chief executive officer.

•	Review and approve on an annual basis the annual compensation pool for our employees (other than the executives). Once the annual compensation pool is approved, direct the chief executive officer, with the assistance of the other executives, to determine the annual compensation increases for each employee (other than the executives).

•	Review and approve the grant of all incentive awards in accordance with our incentive plans, and administer such incentive plans.

•	Review and recommend to the Board the significant personnel compensation policies and benefit programs and major changes thereto, and our long-range planning for executive development and succession.

•	Review and recommend to the Board policies on management perquisites.
To accomplish our business objectives, the Compensation Committee, with the assistance of our management, attempts to structure our compensation plans to create an incentive for our executives to effectively manage and lead our company to achieve our business objectives, reward high performance, promote accountability and strengthen the commonality of interests between our executives and stockholders.
Our Compensation Plan
     During 2005, to prepare for our shift from a primarily research and development based company to a global commercial enterprise, we undertook a review and restructuring of our overall compensation plan for all of our employees. This included major revisions to our executive compensation plan. Our new compensation plan was developed by management and approved by the Compensation Committee on June 27, 2005.
     To assist us in revising and designing our compensation plan, in the first quarter of 2005, we retained Aon Consulting, a well-known and experienced compensation consulting firm. They conducted a study to assist us in developing an overall compensation plan for our work force and developing formalized policies with respect to the determination of the compensation philosophy, structures, salary ranges and the various elements of total compensation. Aon utilized various sources of compensation reports and surveys including Radford Benchmark Compensation Report, ECS/Watson Wyatt Salary Surveys, Economic Research Institute Salary Surveys, Mercer Compensation Reports and Towers Perrin Surveys. Aon used data from these sources to benchmark the various compensation elements for existing and proposed executive and technical positions against biotechnology and pharmaceutical companies of comparable size. Data from twenty to several hundred companies were utilized depending upon the particular position being evaluated. Aon also referenced general sources of information that included economic and compensation data for the local geographic area to determine compensation for non-industry specific positions. The compensation study included determination of salary grade levels, base salary, cash incentive targets as a percentage of base salary, target percentage and dollar value ranges for long-term equity incentive compensation and other employee benefits. For all employees, we targeted the salary structures for comparator companies at the 50th percentile of the market data in the study and annual cash incentive and long-term incentive targets at the 40th percentile of the market data. These benchmark levels were chosen following iterative discussions with Aon after considering our stated objectives for the new compensation plan, the market data described above, our existing compensation structure and our budgetary objectives. In order to recruit, retain and create an incentive for key individuals, our Compensation Committee may, however, determine that it is in our best interest to offer compensation above or below the benchmarks, after considering an individual’s particular background, training, prior relevant work experience and other factors.
     Primary Elements of Our Compensation Plan
     Our compensation plan for executives consists of three primary elements and certain other compensation.
(i)	Base Salary (disclosed in the “Summary Compensation Table” under the “Salary” column).

(ii)	Annual Cash Incentive (disclosed in the “Summary Compensation Table” under the “Non-Equity Incentive Plan Compensation” column).

(iii)	Long-Term Incentive Compensation that is comprised of shares of restricted common stock and stock options (disclosed in the “Summary Compensation Table” under the “Stock Awards” and “Option Awards” columns, respectively).
     Other Compensation
     Our executives are currently entitled to participate in our welfare plans (including healthcare, term life, accidental death and disability insurance plans and 401(k) plan), to receive paid time off for vacation and sickness and to participate in other benefits to the same extent as our other employees. Certain additional benefits may be provided to employees, including executives, such as relocation and temporary living expenses, car allowance and tax gross-up of certain taxable elements of compensation, such as relocation, on a case-by-case basis.
     Performance Goals
     Our management and the Compensation Committee have implemented an annual performance management system. Under this system, performance goals are determined and set forth in writing in the fourth quarter of each calendar year for the upcoming fiscal year for the corporation as a whole, each corporate department and individually for each of our executives. These performance goals are reviewed and approved by the Compensation Committee, except that the performance goals for the company as a whole are reviewed and approved by the Board upon the recommendation of the Compensation Committee. At the beginning of each calendar year, each individual employee (other than the executives) prepares their personal goals for the fiscal year which are reviewed and approved by their supervisors or department heads. Annual salary increases, annual cash incentives and annual long-term incentive compensation are tied to the achievement of corporate, department and individual performance goals.
     We perform an interim assessment of the performance goals at the end of the second quarter of each calendar year to determine individual, department and corporate progress against the previously established goals and to make any adjustments to the goals for the remainder of the year based on changing circumstances.
          Corporate Goals
     Corporate goals target the achievement of specific commercial, research, clinical, regulatory, financial and operational milestones. Our corporate goals for 2006 included the regulatory approval and commercial launch of Thelin™, readiness for the European commercial launch of Thelin™, development of a commercial strategy for other areas of the world, achievement of certain sales goals for Thelin™, attainment of development milestones for TBC3711 and certain other compounds in our research and development pipeline, financial targets related to the expense budget, and facility planning. On December 8, 2005, the Board of Directors reviewed and approved the annual corporate goals for the 2006 calendar year.
          Department and Individual Goals
     Department goals and individual goals for executives focus on contributions that facilitate the achievement of the corporate goals and are determined during the fourth quarter of each calendar year for the upcoming year. Department goals are proposed by each department head and approved by the chief executive officer. The chief executive officer reviews the goals proposed by our executives that report directly to him and submits all executive goals to the Compensation Committee for approval at their regular meeting scheduled in the fourth quarter. The Compensation Committee also reviews the chief executive officer’s goals, which are typically the corporate goals. After review and recommendation by the Compensation Committee, the chief executive officer’s goals are reviewed and submitted to the Board of Directors for approval at the regular meeting scheduled in the fourth quarter.

Determination of Executive Compensation
     Executive Officers Other Than Chief Executive Officer
     At the end of each calendar year, we evaluate individual, department and corporate performance against the performance goals for the recently completed year. Our chief executive officer prepares written evaluations of the executives that report directly to him after reviewing the individual executive’s written self assessment. Our chief executive officer then submits recommendations to the Compensation Committee for salary increases, annual cash incentive and long-term incentive compensation awards. Our chief executive officer discusses the performance of all executives (other than himself) with the Compensation Committee. Following the presentation by our chief executive officer, the Compensation Committee reviews, adjusts and approves the total compensation paid to each of our executives (other than the chief executive officer). The Compensation Committee determines the appropriate levels of each compensation element based on several factors, such as annual benchmarking of our compensation levels to those paid by comparable companies (as reported in surveys conducted by Radford Surveys + Consulting), the overall performance against corporate goals, department goals, each individual executive’s performance and other considerations that it may deem to be relevant in its discretion. We implement the Compensation Committee’s approved compensation during the first calendar quarter following the completed calendar year.
     Chief Executive Officer
     We generally follow the same process for our chief executive officer as we follow for all other executives. However, the chief executive officer does not make any recommendations with respect to his own compensation. There are additional specific procedures used in connection with the determination of the chief executive officer’s compensation. Like all executives, the chief executive prepares a self assessment. All independent members of the Board review the chief executive officer’s self assessment. Based partly on the self assessment and its own evaluation of the chief executive officer’s performance in achieving the overall corporate goals, the Compensation Committee formulates initial recommendations regarding all elements of the chief executive officer’s compensation. During a Board of Directors meeting restricted to independent directors, our chief executive officer makes an oral presentation of his own self assessment. Following that presentation, in an executive session of the Board consisting only of independent directors, the chairman of the Compensation Committee presents the committee’s recommendations for the chief executive officer’s total compensation. The Board considers these recommendations, adjusts the total compensation in its discretion and agrees on the feedback to be given to the chief executive officer. Following the Board meeting, the chairman of the Board and the chair of the Compensation Committee meet privately with the chief executive officer to discuss the Board’s decisions regarding total compensation and provide feedback on the chief executive’s performance in the previous year.

Elements of Executive Compensation
     Base Salary
     We seek to provide our executives with a level of base salary in the form of cash compensation appropriate to their roles and responsibilities and their prior relevant background, training and experience. We refer to the benchmarking study and salary grades surveys conducted by Radford Surveys + Consulting discussed above, as well as annual salary surveys and other factors in setting the base salary level in order that we can be competitive with other companies with which we believe we compete for executives. We believe that our base salaries are an important element of our executive compensation plan because they provide our executives with a steady income stream that is not contingent solely on annual results.
     Starting base salaries are negotiated in the employment agreement with the executives. (For a description of these agreements with our named executive officers, please see “Termination Agreements” below). Base salaries are reviewed annually as part of our annual employee performance review and increased for merit reasons, based on the executive’s success in meeting or exceeding individual performance goals. We also review our base salaries periodically and may adjust them from time to time based on current market data for similar positions in companies of comparable size. Additionally, we adjust base salaries throughout the year for promotions or other changes in the scope or breadth of an executive’s role or responsibilities.
     Annual Cash Incentives
     We utilize annual cash incentives to reward all of our employees, including executives, when we achieve certain corporate goals as discussed above. Our annual cash incentives are designed to reward our executives for their performance during the most recently completed year. We believe that the immediacy of these cash incentives, in contrast to our long-term incentive compensation grants of equity, which vest over a period of time, provides a significant incentive to our executives towards achieving their respective annual individual goals, and thus our company-level goals. A target incentive for each executive is generally set as a percentage of base salary in a range of 25% -75% depending on salary grade. The actual amount of cash incentive received by the executive depends on the level of achievement of the stated corporate, department and individual performance goals.
     Under the compensation plan, we establish a cash incentive pool each year. The cash incentive pool equals the sum of the base annual salary of each employee multiplied by that employee’s target cash incentive percentage, as determined based on that employee’s salary grade. This amount is then multiplied by the percentage representing the attainment of our overall corporate goals, as approved by the Compensation Committee. The final net cash incentive pool is apportioned to each individual employee based upon the attainment of their respective departmental and individual goals. Management prepares these calculations and percentage attainment determinations and presents them to the Compensation Committee for approval. The Compensation Committee reviews the recommendations, makes adjustments as it deems appropriate, and approves the final cash incentive awards.

     For example, assume that the result of multiplying each employee’s base salary by their respective target cash incentive percentage results in a $1,000,000 cash incentive pool. If the company achieved 75% of its corporate goals, then the cash incentive pool would be adjusted to $750,000 ($1,000,000 x 75%). This $750,000 final net cash incentive pool would then be apportioned to each employee. Assume that there is an executive whose base salary is $50,000 and whose target cash incentive percentage is 25%. Assume further that this executive’s department attained 75% of the department’s goals and the individual executive attained 100% of their individual goals. In this case, the compensation plan yields a proposed cash incentive of $7,031. This amount was calculated as follows:
$50,000 base salary x 25% target incentive = $12,500 maximum cash incentive
$12,500 maximum cash incentive x 75% corporate goal achievement = $9,375
$9,375 x 75% department goal attainment = $7,031
$7,031 x 100% individual goal attainment = $7,031
This calculated proposed cash incentive is reviewed by management, adjusted as they deem appropriate and proposed to the Compensation Committee. The Compensation Committee reviews management’s recommendations, makes further adjustments as it deems appropriate, and approves the annual cash incentive awards for all employees, other than the chief executive officer. The annual cash incentive for the chief executive officer is approved by our Board of Directors.
     Long-Term Incentive Compensation
     We have established long-term equity incentive elements of our compensation plan to provide all our employees, including our executives, with incentive intended to strengthen the commonality of interests between our employees and our stockholders.
          Initial Common Stock Award
     We grant all employees, including executives, a dollar value of restricted common stock based upon the employee’s pay grade upon commencement of employment. The number of shares of restricted common stock to be granted is determined by dividing the restricted common stock dollar value by the fair market value of the our common stock on the date of grant. For all purposes relating to compensation in restricted stock or options, the fair market value of our common stock on the date of grant, referred to as the “Common Stock Fair Market Value,” is determined in accordance with the Amended & Restated 1999 Stock Incentive Plan which defines it as the closing price on the previous trading day on the NASDAQ Global Market.
          Annual Equity Incentive Awards
     We determine annual long-term equity incentive compensation paid to eligible employees, including our executives, pursuant to the compensation plan in the same manner as the annual cash incentive discussed above, except that the long-term equity incentive pool is based on the mid-point of the target dollar value range of long-term incentive based on each employee’s salary grade. We apportion and award the long-term equity incentive pool in the same manner as the cash incentive pool. After the Compensation Committee (or Board of Directors in the case of our chief executive officer) determines the employee’s individual dollar value of long-term equity incentive, the value is either awarded in restricted common stock for most employees or, for executives, is split 50/50 between restricted common stock and stock options. The Compensation Committee believes that stock options provide our executives with an additional link to long-term corporate performance and strengthen the commonality of interests between the executives and our stockholders.
          Restricted Common Stock Award
     The number of shares of restricted common stock to be granted is determined by dividing the restricted common stock dollar value equity incentive award by the Common Stock Fair Market Value. Grants for all employees, including executives, residing outside the United States utilize restricted phantom units in lieu of restricted common stock because of certain tax benefits.
          Stock Option Awards
     The number of stock options is determined by dividing the total stock option dollar value equity incentive award by the value of an individual stock option as determined by reference to the option-pricing model used for financial accounting purposes pursuant to Statement of Financial Accounting Standards No. 123(R) or SFAS 123(R). Stock options granted have an exercise price equal to the Common Stock Fair Market Value.
          Vesting of Equity Incentive Awards
     Currently, all grants of restricted common stock, restricted phantom units and stock options vest 50% on each of two fixed vesting dates (May 31st or November 30th). Currently, we determine all annual equity awards at the first regularly scheduled Board meeting in the fiscal year. Any annual restricted stock or option awards granted by the Compensation Committee and the Board will vest 50% on November 30th of the next fiscal year and 50% on November 30th of the second fiscal year following the grant. For example, annual equity grants awarded this year will vest one half on November 30, 2008 and one half on November 30, 2009. The Compensation Committee may change the vesting schedule for any individual or group of grants as the Compensation Committee determines necessary.
Company Equity Ownership Policies
     Although, we do not currently have any equity ownership guidelines regarding the minimum amount of equity owned by our executives, we do have certain policies that address the buying and selling of our common stock and derivative instruments in the public stock markets. Our insider trading policy prohibits executives from:
•	Purchasing or selling securities when they have knowledge of material non-public information,

•	Executing short sales,

•	Purchasing or carrying securities on margin,

•	Purchasing or selling put or call options, and

•	Entering into hedging transactions during certain periods.

     The insider trading policy also requires that any stock purchased must be held for a minimum of six months before sale. Additionally, the Chief Financial Officer must pre-clear all trades by all employees.
Timing of Annual Cash Incentive and Long-Term Incentive Grants
     Currently, we consider adjustments in executive salary levels, annual cash incentive compensation and long-term incentive compensation at the first regularly scheduled meeting of the Board of Directors in each year. Meetings of the Board of Directors are typically scheduled prior to the beginning of each calendar year and timing of the meetings is not based on company events or our stock price activity in the stock market.
     Initial grants of restricted stock to new employees are typically made at a regularly scheduled meeting of the Compensation Committee, which normally occurs once during each calendar quarter. In some cases, an executive’s employment may be covered by an employment agreement, which requires prior approval by the Compensation Committee. Approval of these agreements may take place at special Compensation Committee meetings designated for such purpose so as to not impede the hiring of an executive. When the Compensation Committee approves the agreement, the initial grant of restricted stock and any stock options included in the agreement are also approved. In accordance with the policy of the Compensation Committee and the terms of the Amended and Restated 1999 Stock Incentive Plan, stock options grants have an exercise price set at or above the Common Stock Fair Market Value. Restrictions on initial grants of restricted stock will lapse, and any stock options will vest, 50% on the following dates:

Restrictions Lapse/Options Vest
Start Date	Date	Year
March 1st – August 31th	May 31st	Grant Year +2 yrs. and +3 yrs.
September 1st – December Meeting of Compensation Committee	November 30th	Grant Year +2 yrs. and +3 yrs
After December meeting of Compensation Committee – the last day of February	November 30th	Grant Year +1 yr. and +2 yrs.
     Examples:
•	If the start date is August 31, 2007, the restrictions on the initial incentive award would lapse and options would vest 50% on each of May 31, 2009 and May 31, 2010, respectively.

•	If start date is March 15, 2007, the restrictions on the initial incentive award would lapse and the options would vest 50% on each of May 31, 2009 and 2010, respectively.

•	If the start date is February 1, 2008, the restrictions on the initial incentive award would lapse and options would vest 50% on each of November 30, 2009 and 2010, respectively.
Defined Contribution Plan
     We have a Internal Revenue Service Code Section 401(k) Plan for all eligible employees, including the executives. The 401(k) Plan permits eligible employees to defer up to 60% of their base salary, subject to certain limitations imposed by the Internal Revenue Code. The employees’ elective deferrals are immediately vested and non-forfeitable upon contribution to the 401(k) Plan. We match $0.50 for each dollar of employee contributions up to 6% of salaries, subject to certain limitations imposed by the Internal Revenue Code. Our matching contributions are immediately vested and non-forfeitable.
Severance and Change in Control Arrangements
     As discussed in more detail in the “Termination Agreements” and in the “2007 Potential Payments Upon Termination or Change in Control Table” below, our executives are entitled to certain benefits upon the termination of their respective termination agreements. These provisions are intended to mitigate some of the risk that our executives may bear in working for a small, high risk company such as ours.
Accounting and Tax Treatment
     We account for share-based awards to our employees under the rules of SFAS No. 123(R) which requires us to record compensation expense over the service period of the awards. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued. We structure our annual cash incentive compensation so that it is taxable to our executives at the time it becomes available to them. While any gain recognized by employees from nonqualified share options should be deductible, to the extent that an option constitutes an “incentive stock option” within the meaning of the Internal Revenue Code, gain recognized by the option holders will not be deductible by us if there is no disqualifying disposition by the optionee.
     Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1 million paid to our chief executive officer and our four other highest-paid executive officers unless certain specific and detailed criteria are satisfied. In this regard, we consider the anticipated tax treatment to our company and our executive officers in the review and establishment of compensation programs and payments. While we cannot assure you that compensation will be fully deductible under Section 162(m), we will continue to evaluate steps that we can take to increase or otherwise preserve deductibility. In the interim, we have determined that we will not seek to limit compensation to that deductible under Section 162(m).
2007 Incentive Plan
     This proxy statement includes a proposal to approve the adoption of the 2007 Incentive Plan. Eligible participants in the 2007 Incentive Plan will include our employees, consultants and non-employee directors. The 2007 Incentive Plan will provide for the granting of incentive and nonqualified stock options, as well as restricted stock, phantom units, stock appreciation rights and other stock-based awards. The 2007 Incentive Plan will have a total of 2,600,000 shares reserved for grant. Each outstanding award issued under the 2007 Incentive Plan will be subject to a time-based or performance-based vesting schedule determined at the time of grant. The exercise price of options granted under the 2007 Incentive Plan will be required to be at least equal to the Common Stock Fair Market Value. With respect to any participant who owns stock representing more than 10% of the voting power of all classes of our stock, the exercise price of any incentive stock option granted will be required to equal at least 110% of the Common Stock

Fair Market Value on the grant date and the maximum term of the option will be required to not exceed five years. The term of all other options under the 2007 Incentive Plan will be required to not exceed ten years.
Conclusion
     We believe our compensation package of base salary, annual cash incentive and long-term incentive compensation strengthens the commonality of interests between our employees, especially our executives, and our stockholders, pays our executives competitively, and ties their compensation to our success as a whole and their individual contributions to our success.
Report of the Compensation and Corporate Governance Committee
     The Compensation and Corporate Governance Committee establishes and oversees the design and functioning of Encysive’s executive compensation plan. We have reviewed and discussed the foregoing Compensation Discussion and Analysis with the management of the Company. Based on this review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Encysive’s Proxy Statement for the 2007 Annual Meeting of Stockholders.
     This report is respectfully submitted by the Compensation and Corporate Governance Committee of the Board of Directors.
James A. Thomson, Chair
Ron J. Anderson
James T. Willerson

Summary Compensation Table for Fiscal Year 2006
     See “Compensation Discussion and Analysis” above for complete description of our compensation plan pursuant to which the amounts listed under the Summary Compensation Table For Fiscal Year 2006 and Grants of Plan-Based Awards Table for Fiscal Year 2006 were paid or awarded and the criteria for such payment, including targets for payment of annual incentives, as well as performance criteria on which such payments were based. The Compensation Discussion and Analysis also describes the restricted stock and option awards. For a discussion of company matching 401(k) plan contributions, please refer to the “Defined Contribution Plan” in Compensation Discussion and Analysis above. Non-Equity Incentive Plan Compensation is based on the executive’s salary at December 31, 2006. Equity incentive awards shown in the Grants of Plan-Based Awards Table for Fiscal Year 2006 vest 50% on each of November 30, 2007 and 50% on November 30, 2008.

					Non-
					Equity
					Incentive	All Other
			Stock	Option	Plan	Compen-
		Salary	Awards[1]	Awards[1]	Compen-	sation		Total
Name and Principal Position	Year	($)	($)	($)	sation[2]	($)		($)
Bruce D. Given, M.D.,	2006	466,667	98,405	657,767	52,800	7,741	[3]	1,283,380
President and Chief Executive Officer
Gordon H. Busenbark,	2006	285,000	68,165	59,399	41,000	66,134	[4]	519,698
Chief Financial Officer
George W. Cole,	2006	425,000	121,182	103,456	73,000	132,999	[5]	855,637
Chief Operating Officer
Richard A.F. Dixon, Ph.D.,	2006	342,873	75,698	472,767	53,000	6,600	[6]	950,938
Chief Scientific Officer
D. Jeffrey Keyser,	2006	267,156	35,578	280,165	16,000	—		598,899
Vice President of Regulatory Affairs
Terrance C. Coyne, M.D.[7]	2006	145,639	69,989	222,194	—	169,396	[8]	607,218
Stephen L. Mueller[7]	2006	166,667	155,583	215,784	—	98,057	[9]	636,091

Notes:

(1)	The values of stock awards and option awards above reflect the expense recognized in our financial statements during 2006; however, they do not reflect our estimate of future forfeitures, nor were there any forfeitures by our named executive officers during 2006. For additional information about our valuations of stock awards and option awards, see Note 9 to the Consolidated Financial Statements included in our annual report on Form 10-K/A for the year ended December 31, 2006.

(2)	Non-Equity Incentive Plan Compensation is comprised of annual cash incentives paid to the named executive officers pursuant to the compensation plan described above during year 2007 related to 2006 performance.

(3)	Dr. Given’s other compensation is comprised of a matching contribution to our 401(k) plan of $6,600 and insurance premiums of $1,141 paid by us on a life insurance policy.

(4)	Mr. Busenbark’s other compensation is comprised of a matching contribution to our 401(k) plan of $4,462, and relocation and temporary living expenses of $45,360 and a tax gross-up payment on the taxable portion of relocation and temporary living expenses of $16,312.

(5)	Mr. Cole’s other compensation is comprised of a matching contribution to our 401(k) plan of $3,412, and relocation expenses of $100,426 and a tax gross-up payment on the taxable portion of relocation and temporary living expenses of $29,161.

(6)	Dr. Dixon’s other compensation is comprised of a matching contribution to our 401(k) plan.

(7)	Dr. Coyne and Mr. Mueller were executive officers during 2006, but were no longer employed by us as of December 31, 2006. If either Dr. Coyne or Mr. Mueller had remained employed by us as of December 31, 2006, either would have been one of our named executive officers for the purposes of this table.

(8)	Dr. Coyne’s other compensation is comprised of payments for continuation of salary following termination of employment of $156,306, a matching contribution to our 401(k) plan of $4,369 and COBRA coverage payments of $8,721. The terms of Dr. Coyne’s Separation Agreement and Release dated July 6, 2006 are described below following the discussion of the termination agreements with our named executive officers.

(9)	Mr. Mueller’s other compensation is comprised of payments for continuation of salary following termination of employment of $83,333, consulting fees of $6,700, a matching contribution to our 401(k) plan of $5,000 and COBRA coverage and other insurance payments of $3,024. The terms of Mr. Mueller’s Transition Agreement are described below following the discussion of the termination agreements with our named executive officers.
Termination Agreements
     We have entered into termination agreements with each of our executives, including our named executive officers Bruce D. Given, M.D., our President and Chief Executive Officer; Gordon H. Busenbark, our Chief Financial Officer; George W. Cole, our Chief Operating Officer; Richard A.F. Dixon, Ph.D., our Senior Vice President of Research and Chief Scientific Officer; and D. Jeffrey Keyser, our Vice President, Regulatory Affairs. The termination agreements have certain common elements that are discussed below. A table listing the unique information for each executive officer (such as salary, cash incentive percentage, restricted stock range, etc.) follows the discussion of the common elements. A section for each executive officer describing items specific to their individual contracts follows the table.
     Common Provisions
     The termination agreements provide for a one-year initial term and automatically renew for successive one-year periods unless we or the executive provides notice at least sixty days before the scheduled expiration. The agreements provide for an initial annual base salary that is subject to increase by the Compensation Committee (or by the Board in the case of our chief executive officer) in accordance with our practices based on performance. Under our current executive compensation plan, each executive is eligible to receive annual cash incentives that are a percentage of their respective base salary based upon the percentage attainment of individual, department and corporate goals as determined by the Compensation Committee in its sole discretion. In addition, each executive is eligible to receive grants of options to acquire shares of common stock and restricted shares of common stock based on the achievement of individual, department and corporate goals determined by the Compensation Committee. The terms of any such stock option and restricted stock grants will be similar to the terms of such grants made to other executive officers at the time they are made. Each executive is also entitled to participate in all retirement or other benefit plans, policies and programs maintained or provided by us for executive officers.
     The termination agreements may be terminated by us with or without “cause,” as defined in the agreements, and each executive can terminate the agreement with or without “good reason,” also as defined in the agreements. Please refer to the actual termination agreements as filed with the Securities and Exchange Commission and listed in the exhibit index to our annual report on Form 10-K/A filed on March 16, 2007 for the complete definitions. Generally, “cause” means:
•	Conviction of the executive of a felony;

•	Engaging in intentional misconduct that results in a material injury to our business, condition or operations;

•	Engaging in theft of corporate funds or assets or an act of fraud upon us;

•	An act of personal dishonesty by the executive intended to result in the executive’s personal enrichment at our expense;

•	Refusal to perform duties and responsibilities assigned to the executive under the agreement or breaches of the terms of the agreement; or

•	Breach of our business ethics policy, insider trading policy or other company policy that results in a material injury to our business, condition or operation.
“Good reason” is generally defined as:
•	Assignment to the executive of any duties materially inconsistent with the duties and responsibilities contemplated in the agreement;

•	Action by us that results in a material diminishment in the executive’s position, authority, duties or responsibilities;

•	Our breaches of any provision of the agreement;

•	Requiring the executive to relocate to any other office or location other than the Houston, Texas metropolitan area;

•	Reduction of the executive’s base salary by 5% or more; or

•	Action by us to reduce the executive’s benefits.
     In the event of termination by us without “cause,” or by the executive for “good reason,” the executive will receive in equal semi-monthly installments, one-year’s base salary, and will also receive certain insurance and other benefits and rights under the agreement for the twelve months following termination. During the twelve-month period after the date of termination, all stock options and restricted stock held by the executive will continue to vest and be exercisable in accordance with their terms in effect on the date of termination. On the conclusion of this twelve-month period, all unexpired, unexercised options will be fully vested and all restricted stock will be fully vested. Thereafter, all such fully vested stock options will be exercisable by the executive until the earlier to occur of the expiration of the term of each stock option or twelve months after the date they become fully vested.
     In the event of termination by us for “cause” or the executive’s termination without “good reason,” the executive will only be entitled to receive that portion of his base salary that has been earned, but not paid, through the termination date and the executive will not receive the other benefits and rights he is entitled to described above.
     In addition, the agreements provide certain benefits in the event of a termination within two years of a “change in control,” as defined in the agreement. Please refer to the actual termination agreements as filed with the Securities and Exchange Commission and listed in the exhibit index to our annual report on Form 10-K/A filed on March 16, 2007 for the complete definition. Generally, subject to certain exceptions, a “change in control” has occurred if any of the following events occur:
•	Any “person” is or becomes the “beneficial owner” of our securities representing 30% or more of the combined voting power of our then outstanding securities;

•	A majority of the Board of Directors in office in the period of the last two consecutive years ceases for any reason to constitute a majority of the Board;

•	Our stockholders approve a merger or consolidation of the company with another corporation whereby our stockholders do not hold at least 50% of the combined voting power of the surviving entity of such merger or consolidation; or

•	Our stockholders approve a plan of complete liquidation of the company or the sale of all or substantially all of our assets.
     The agreements provide for a lump-sum payment in cash equal to one and one-half times the executive’s annual base salary and annual cash incentives, if any. The agreements provide for gross-up for certain taxes on the lump-sum payment in the event of a deemed excess parachute payment, continuation of certain insurance and other benefits for periods of 18 months and reimbursement of certain legal expenses in conjunction with the agreement. During the term of the agreements, and for the twelve months following the termination of the agreement, the executives may not engage, directly or indirectly, in any business or enterprise which is in competition with us or induce any of our employees to accept employment with any of its competitors.
     Unique Information for Each Executive Officer

	2006	2007	Eligible Cash	Option and Restricted
Executive	Base Salary[1]	Base Salary[2]	Incentive Percentage[3]	Stock Target Range[3]
Bruce D. Given, M.D.	$470,000	$490,000	75%	$500,000 – 1,000,000
Gordon H. Busenbark	$285,000	$296,400	50%	$300,000 – 500,000
George W. Cole	$425,000	$442,000	65%	$450,000 – 700,000
Richard A.F. Dixon, Ph.D.	$329,158	$359,441	50%	$400,000 – 600,000
D. Jeffrey Keyser	$257,500	$277,160	30%	$200,000 – 300,000

Notes:

(1)	Effective as of March 1, 2006. “Salary” column in Summary Compensation Table includes two months at prior year’s base salary.

(2)	Effective as of March 1, 2007. “Salary” column in Summary Compensation Table includes two months at prior year’s base salary.

(3)	Eligible Cash Incentive Percentage and Option and Restricted Stock Target Ranges were the same for 2006 and 2007.
Bruce D. Given, M.D.
•	During the term of his employment, we provide Dr. Given with a term life insurance policy in the amount of $500,000.

•	Dr. Given will not receive additional compensation for serving as a director.

•	We agreed to reimburse Dr. Given for his reasonable legal expenses incurred in connection with the negotiation and execution of his termination agreement.

•	We agreed to provide reimbursement of moving and relocation expenses for Dr. Given and his family in accordance with our standard relocation policy.

•	“Good Reason” also includes failure to nominate Dr. Given to the Board of Directors at any meeting of stockholders at which directors are to be elected during the term of his employment.

•	In the event of Dr. Given’s death or disability, we will pay Dr. Given or his estate the prorated amount of the annual cash incentive he would have otherwise received, if any, during that year.

•	In the event the agreement is terminated by Dr. Given for “Good Reason,” or by us without “Cause” (including by not renewing the agreement), we are obligated to pay

Dr. Given the prorated amount of the annual cash incentive he would have otherwise received, if any, during that year.

•	In the event of a termination within two years of a “change in control,” Dr. Given’s agreement provides for a lump-sum payment in cash of three times his current annual base salary and annual incentives, if any.
o	The agreement provides for continuation of certain insurance and other benefits for a period of 36 months (instead of 18 months).
Gordon H. Busenbark
•	In the event of a termination within two years of a “change in control,” Mr. Busenbark’s agreement provides for a lump-sum payment in cash of one and one-half times his current annual base salary and annual cash incentives, if any.

•	We agreed to provide reimbursement of moving and relocation expenses for Mr. Busenbark and his family in accordance with our standard relocation policy.
o	As of March 23, 2007, Mr. Busenbark had not utilized this perquisite, but we continue to be obligated to reimburse his allowable moving and relocation expenses whenever they are incurred.
•	We agreed to provide, at our expense, furnished housing for Mr. Busenbark pending his relocation to Houston.
o	Mr. Busenbark is required to relocate to the Houston, Texas metropolitan area by June 30, 2007 at which time we will cease providing Mr. Busenbark with this benefit.
Richard A.F. Dixon, Ph.D.
•	In the event of a termination within two years of a “change in control,” Dr. Dixon’s agreement provides for a lump-sum payment in cash of three times his current annual base salary and annual cash incentives, if any.
o	The agreement provides for continuation of certain insurance and other benefits for a period of 36 months (instead of 18 months).
George W. Cole
•	In the event of a termination within two years of a “change in control,” Mr. Cole’s agreement provides for a lump-sum payment in cash of three times his annual base salary and annual cash incentives, if any.

•	We agreed to provide, at our expense, furnished housing for Mr. Cole pending his relocation to Houston.

•	We agreed to provide reimbursement of moving and relocation expenses for Mr. Cole and his family in accordance with our standard relocation policy.
o	As reflected in the Summary Compensation Table, Mr. Cole has been reimbursed for all of his allowable relocation expenses and we have no further liabilities under this provision of his agreement.
D. Jeffrey Keyser
•	In the event of a termination within two years of a “change in control,” Mr. Keyser’s agreement provides for a lump-sum payment in cash of one times his annual base salary and annual cash incentives, if any.

•	We agreed to provide reimbursement of moving and relocation expenses for Mr. Keyser and his family in accordance with our standard relocation policy.
o	As of March 23, 2007, Mr. Keyser had not utilized this perquisite, but we continue to be obligated to reimburse his allowable moving and relocation expenses whenever they are incurred.
Terrance C. Coyne, M.D.
     On September 10, 2003, Dr. Coyne became our Vice President, Clinical Development and Chief Medical Officer and entered into our standard termination agreement. On June 26, 2006, we announced changes to our clinical organizational structure. As a result of the reorganization, Dr. Coyne left the company, and on July 2, 2006, we entered into a Separation Agreement and Release with Dr. Coyne. Under the terms of this agreement, we agreed to pay Dr. Coyne the benefits he was entitled to receive under the provisions of his termination agreement relating to a termination by us without “cause” or by the executive for “good reason” as described above. We also agreed to continue to pay for Dr. Coyne’s medical benefits for an additional six month period.
Stephen L. Mueller
     On March 20, 2003, we entered into our standard termination agreement with Mr. Mueller, our Vice President of Finance and Administration, Secretary and Treasurer. On March 30, 2006, we entered into a Transition Agreement with Mr. Mueller whereby we agreed that Mr. Mueller’s employment would terminate effective August 31, 2006. Under the terms of this agreement, we agreed to pay Mr. Mueller the benefits he was entitled to receive under the provisions of his termination agreement relating to a termination by us without “cause” or by the executive for “good reason” as described above. Following his separation from us, Mr. Mueller has provided consulting services from time to time for which he is compensated at an hourly rate.

Grants of Plan-Based Awards for Fiscal Year 2006

		Estimated
		Future
		Payouts				All
		Under				Other	All Other			Grant
		Non-				Stock	Option			Date Fair
		Equity				Awards:	Awards:	Exercise	Closing	Value of
		Incentive				Number	Number of	or Base	Price	Stock
		Plan	Estimated Future Payouts Under			of Shares	Securities	Price of	on	and
		Awards	Equity Incentive Plan Awards[1]			of Stock	Underlying	Option	Grant	Option
	Grant	Target	Threshold	Target	Maximum	or Units	Options	Awards[2]	Date[2]	Awards[3]
Name	Date	($)	($)	($)	($)	(#)	(#)	($ / Sh)	($ / Sh)	($)
Bruce D. Given, M.D.	3/2/2006	352,500	500,000	750,000	1,000,000	36,723	—	—	—	330,140
	3/2/2006						69,593	8.85	8.99	332,655
Gordon H. Busenbark	3/2/2006	142,400	300,000	400,000	500,000	9,887	—	—	—	88,884
	3/2/2006						18,737	8.85	8.99	89,563
George W. Cole	3/2/2006	276,250	450,000	575,000	700,000	14,124	—	—	—	126,975
	3/2/2006						26,767	8.85	8.99	127,946
Richard A.F. Dixon, Ph.D.	3/2/2006	164,579	400,000	500,000	600,000	28,249	—	—	—	253,959
	3/2/2006						53,533	8.85	8.99	255,888
D. Jeffrey Keyser	3/2/2006	77,250	200,000	250,000	300,000	13,277	—	—	—	119,360
	3/2/2006						25,161	8.85	8.99	120,270
Terrance C. Coyne, M.D.[4]	3/2/2006	—	—	—	—	11,864	—	—	—	106,657
	3/2/2006						22,484	8.85	8.99	107,474
Stephen L. Mueller[4]	3/2/2006	—	—	—	—	14,689	—	—	—	132,054
	3/2/2006						27,837	8.85	8.99	133,061

Notes:

(1)	Under our compensation plan, all equity incentive awards are granted in gross dollar amounts. The actual number of shares issued is determined in accordance with the compensation plan as described in detail above. All equity incentive awards in fiscal year 2006, whether restricted stock or options, were made pursuant to the Amended and Restated 1999 Stock Incentive Plan.

(2)	Under the terms of the Amended and Restated 1999 Stock Incentive Plan, options are issued at the closing price of a share of common stock as reported on the NASDAQ Global Market on the trading day preceding grant. The closing price on grant date above reflects the actual closing price of a share of common stock as reported on the NASDAQ Global Market on the day of grant.

(3)	The grant date fair value of stock awards was calculated by multiplying the number of shares by the closing price on the date of grant. The grant date fair value of stock option awards was estimated on the date of grant using a Black-Scholes option-pricing model that used the following assumptions: (i) expected dividend yield 0.0%, (ii) risk-free interest rate 4.6%, (iii) expected volatility 64.4%, and (iv) expected life of 4.0 years. The Black-Scholes value used for the grants of options was $4.78 per share. For additional information about our valuations of option awards, see Note 9 to the Consolidated Financial Statements included in our annual report on Form 10-K/A for the year ended December 31, 2006.

(4)	Dr. Coyne and Mr. Mueller are no longer employed by us and will receive no future payouts under any incentive plan.

Outstanding Equity Awards at End of Fiscal Year 2006

	Number
	of		Number of
	Securities		Securities				Number of		Market Value
	Underlying		Underlying				Shares or Units		of Shares or
	Unexercised		Unexercised				of Stock That		Units of Stock
	Options		Options		Option Exercise		Have Not		That Have
	(#)		(#)		Price	Option	Vested		Not Vested[20]
Name	Exercisable		Unexercisable		($)	Expiration Date	(#)		($)
Bruce D. Given, M.D.	425,000	[1]	—		6.17	3/21/2012	—		—
	125,000	[2]	—		6.29	3/25/2012	—		—
	79,167	[3]	39,583	[3]	9.85	3/4/2014	—		—
	37,500	[4]	75,000	[4]	11.02	3/1/2015	—		—
	—		69,593	[5]	8.85	3/2/2016	—		—
							45,100	[15]	189,871
Gordon H. Busenbark	—		18,349	[5]	10.29	10/31/2015	—		—
	—		18,737	[5]	8.85	3/2/2016	—		—
							19,606	[16]	82,541
George W. Cole	—		36,630	[5]	10.31	11/14/2015	—		—
	—		26,767	[5]	8.85	3/2/2016	—		—
							33,523	[17]	141,132
Richard A.F. Dixon, Ph.D.	86,400	[6]	—		5.88	3/4/2007	—		—
	74,700	[7]	—		7.19	3/3/2008	—		—
	44,100	[8]	—		4.19	3/2/2009	—		—
	54,000	[9]	—		20.13	3/6/2010	—		—
	27,929	[10]	—		16.94	9/8/2010	—		—
	141,300	[11]	—		5.51	3/13/2011	—		—
	60,300	[12]	—		5.63	3/12/2012	—		—
	64,200	[13]	—		0.93	3/21/2013	—		—
	60,000	[3]	30,000	[3]	9.85	3/4/2014	—		—
	27,000	[4]	54,000	[4]	11.02	3/1/2015	—		—
			53,533	[5]	8.85	3/2/2016	—		—
							33,100	[18]	139,351
D. Jeffrey Keyser	56,667	[14]	28,333	[14]	10.89	4/5/2014	—		—
	10,500	[4]	21,000	[4]	11.02	3/1/2015	—		—
	—		25,161	[5]	8.85	3/2/2016	—		—
							19,244	[19]	81,017
Terrance C. Coyne,M.D.	50,000	[21]	—		4.90	6/26/2008	—		—
	21,334	[3]	10,666	[3]	9.85	6/26/2008	—		—
	11,334	[22]	22,666	[23,24]	11.02	6/26/2008	—		—
			22,484	[24]	8.85	6/26/2008	—		—
							14,589	[25]	61,420
Stephen L. Mueller	33,600	[6]	—		5.88	3/4/2007	—		—
	41,825	[7]	—		7.19	3/3/2008	—		—
	9,450	[8]	—		4.19	8/31/2008	—		—
	15,750	[9]	—		20.13	8/31/2008	—		—
	9,081	[10]	—		16.94	8/31/2008	—		—
	75,500	[11]	—		5.51	8/31/2008	—		—
	30,800	[12]	—		5.63	8/31/2008	—		—
	31,600	[26]	—		0.93	8/31/2008	—		—
	26,667	[3]	13,333	[3]	9.85	8/31/2008	—		—
	12,000	[27,29]	24,000	[28]	11.02	8/31/2008	—		—
			27,837	[29]	8.85	8/31/2008	—		—
							35,699	[30]	150,293

Notes:

(1)	The options vested in one third annual increments beginning on March 21, 2003.

(2)	The options vested in one third annual increments beginning on March 21, 2004.

(3)	The total of exercisable and unexercisable options vests in one third annual increments beginning on March 4, 2005.

(4)	The total of exercisable and unexercisable options vests in one third annual increments beginning on March 1, 2006.

(5)	The options vest in one half annual increments beginning on November 30, 2007.

(6)	The options vested in one third annual increments beginning on March 4, 1998.

(7)	The options vested in one third annual increments beginning on March 3, 1999.

(8)	The options vested in one third annual increments beginning on March 2, 2000.

(9)	The options vested in one third annual increments beginning on March 6, 2001.

(10)	The options vested in one third annual increments beginning on September 8, 2001.

(11)	The options vested in one third annual increments beginning on March 13, 2002.

(12)	The options vested in one third annual increments beginning on March 12, 2003.

(13)	32,100 options vested on March 21, 2005 and 32,100 options vested on March 21, 2006.

(14)	The total of exercisable and unexercisable options vests in one third annual increments beginning on April 5, 2005.

(15)	The restrictions on the shares of restricted common stock for Bruce D. Given lapse as follows, 2,722 on 3/1/2007, 2,933 on 3/4/2007, 18,362 on 11/30/2007, 2,722 on 3/1/2008 and 18,361 on 11/30/2008.

(16)	The restrictions on the shares of restricted common stock for Gordon H. Busenbark lapse as follows, 9,804 on 11/30/2007 and 9,802 on 11/30/2008.

(17)	The restrictions on the shares of restricted common stock for George W. Cole lapse as follows, 16,762 on 11/30/2007 and 16,761 on 11/30/2008.

(18)	The restrictions on the shares of restricted common stock for Richard A.F. Dixon lapse as follows, 1,563 on 3/1/2007, 1,726 on 3/4/2007, 14,125 on 11/30/2007, 1,562 on 3/1/2008 and 14,124 on 11/30/2008.

(19)	The restrictions on the shares of restricted common stock for D. Jeffrey Keyser lapse as follows, 484 on 3/1/2007, 5,000 on 4/5/2007, 6,639 on 11/30/2007, 483 on 3/1/2008 and 6,638 on 11/30/2008.

(20)	Based on the closing price of our common stock on December 29, 2006 ($4.21/share).

(21)	16,667 options vested on September 1, 2004 and September 1, 2005, and 16,666 options vested on September 1, 2006.

(22)	11,334 options vested on March 1, 2006.

(23)	11, 333 options vest on March 1, 2007.

(24)	All unvested options at June 26, 2007 become fully vested on June 26, 2008 pursuant to the terms of the Separation Agreement and Release between us and Dr. Coyne.

(25)	Pursuant to the terms of the Separation Agreement and Release between us and Dr. Coyne, the restrictions on the shares of restricted common stock for Dr. Coyne lapse as follows, 1,109 on 3/1/2007, 507 on 3/4/2007 and 12,973 on June 26, 2007.

(26)	The options vested in one third annual increments beginning on March 21, 2004.

(27)	12,000 options vested on March 1, 2006.

(28)	12,000 options vest on March 1, 2007.

(29)	All unvested options at August 31, 2007 become fully vested pursuant to the terms of the Transition Agreement between us and Mr. Mueller.

(30)	Pursuant to the terms of the Transition Agreement between us and Mr. Mueller, the restrictions on the shares of restricted common stock for Mr. Mueller lapse as follows, 1,059 on 3/1/2007, 1,083 on 3/4/2007 and 33,557 on August 31, 2007.

Option Exercises and Stock Vested for Fiscal Year 2006

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired or	Realized on	Acquired on	Realized on
	Exercised	Exercise	Vesting	Vesting
Name	(#)	($)	(#)	($)
Bruce D. Given, M.D.	—	—	49,382	474,327
Gordon H. Busenbark	—	—	—	—
George W. Cole	—	—	—	—
Richard A.F. Dixon, Ph.D.	—	—	23,190	222,330
D. Jeffrey Keyser	—	—	5,484	27,754
Terrance C. Coyne, M.D.	—	—	4,950	28,176
Stephen L. Mueller	—	—	14,606	139,992
2007 Potential Payments Upon Termination Or Change In Control Tables
     The tables below reflect the estimated amount of compensation and benefits payable to each named executive officer in various termination scenarios. The following assumptions were used in calculating the amounts shown in the tables:
•	We assume that the termination or change in control was effective as of December 29, 2006, the last business day of the calendar year.

•	We used the named executive officer’s base salary as of December 29, 2006 for all calculations.

•	In the event of a termination by us without cause or by the named executive officer for good reason, the named executive officers’ salary payment is payable in semi-monthly installments.

•	Change in Control
o	Salary and cash incentive are only payable if the termination agreement is terminated within two years after a change in control which occurs during the term of the termination agreement, provided such termination is for any reason other than cause, disability, death or the executive retiring at age 65.

o	The tables assume that the named executive officer is terminated in conjunction with a change in control on December 29, 2006 in order to trigger the change of control payments.

o	Any required salary and cash incentive payments are payable in lump sum within five days after the date of termination.

o	The executive is entitled to legal fees and expenses incurred as a result of termination should the executive contest or dispute notice of termination or in obtaining or enforcing his right to obtain payment for termination benefits. Any such legal fees have not been included because of their uncertainty.
•	The tables below do not include benefits under our 401(k) plan, because that plan does not discriminate in scope, terms or operation in favor of our executive officers and is available generally to all of our employees.

•	Accelerated Vesting of Stock Options and Restricted Stock

o	The numbers in the tables assume that the benefit of acceleration for the options equals the difference between the closing price of our common shares on December 29, 2006 ($4.21 per share) and the exercise price of the unvested options multiplied by the number of common shares underlying the unvested options held by the named executive officer at December 29, 2006.

o	The numbers in the tables assume that the benefit of acceleration for the restricted stock equals the closing sales price of the common shares on December 29, 2006 ($4.21 per share) multiplied by the number of common shares subject to the unvested restricted common stock held by the executive at December 29. 2006.

o	The tables below do not include the benefit of the continuation of such vested stock options after termination because that value can be realized before termination by exercise of the options. Footnotes to the above tables, however, disclose the difference between the market value of the common shares underlying vested options held by the executive at December 29, 2006 (valued at the closing sales price of our common shares at December 29, 2006) and the exercise prices of those options.
•	Disability Insurance Proceeds represent the sum of the disability benefits payable until the named executive officer reaches age 65 and assumes he becomes totally and permanently disabled on December 29, 2006.
o	The payments are paid by our disability insurer in monthly installments based on 60% of the named executive officer’s gross monthly earnings, less income from certain other sources such as social security.

o	The maximum monthly benefit is $10,000.

o	No offsets have been assumed in computing the amount shown in the table.
•	Healthcare and Life Insurance Benefit Costs amount represents insurance premiums for benefit at rate paid by us at December 29, 2006. Payments will be paid through COBRA. In the case of a benefit not eligible for COBRA, we assumed that we can extend coverage at the current rate.

•	Excise Tax and Tax Gross-Up Payments — In the event that the executive is deemed to have received an “excess parachute payment” (as defined in Section 280G(b) of the Internal Revenue Code) which is subject to the excise taxes imposed by Section 4999 of the Code in respect of any payment pursuant to the termination agreement, we have agreed to make payments to the executive for such excise taxes and federal and state income taxes. These payments have not been included in the tables below because it cannot be determined at this time if any such taxes will be incurred.

2007 Potential Payments Upon Termination Or Change In Control Table For
Bruce D. Given, M.D.

						Termination by the
						Company Without
						Cause, Non-Renewal
						or by Executive with		Termination Upon
	Retirement	Death		Disability		Good Reason		Change In Control
Benefits and Payment Upon Termination	($)	($)		($)		($)		($)
Salary	—	—		—		470,000		1,410,000	[1]
Cash Incentive	—	352,500	[2]	352,500	[2]	352,500	[2]	870,000	[1]
Stock Options[3]	—	—		—		—		—
Restricted Stock	—	—		—		189,871		189,871
Life Insurance Proceeds[4]	—	825,000		—		—		—
Disability Insurance Proceeds	—	—		1,475,507		—		—
Healthcare and Life Insurance Benefit Costs	—	—		—		15,903		47,709
Total:	—	1,177,500		1,828,007		1,028,274		2,517,580

Notes:

(1)	Salary payable is based on three times the base salary on the date of termination and cash incentive is three times the most recent annual cash incentive paid.

(2)	The calculation of cash incentive assumes that the Dr. Given would receive the maximum incentive pursuant to our current compensation plan which for Dr. Given, at December 29, 2006 was 75% of base salary. The cash incentive is payable at the same time cash incentive is paid to all executives for fiscal year 2006.

(3)	Dr. Given had vested options to purchase 666,667 common shares as of December 29, 2006, with no value at that date.

(4)	The life insurance proceeds represent the aggregate face value of a group term life insurance policy in the amount of $325,000 and a term life insurance policy with a face value of $500,000. The $325,000 policy pays double the face amount in the event of an accidental death.
2007 Potential Payments Upon Termination Or Change In Control Table For
Gordon H. Busenbark

				Termination by the
				Company Without
				Cause, Non-Renewal
				or by Executive	Termination Upon
	Retirement	Death	Disability	with Good Reason	Change In Control
Benefits and Payment Upon Termination	($)	($)	($)	($)	($)
Salary	—	—	—	285,000	427,500	[1]
Cash Incentive	—	—	—	—	184,895	[1]
Stock Options[2]	—	—	—	—	—
Restricted Stock	—	—	—	82,541	82,541
Life Insurance Proceeds[3]	—	285,000	—	—	—
Disability Insurance Proceeds	—	—	1,726,356	—	—
Healthcare and Life Insurance Benefit Costs	—	—	—	15,861	23,791
Total:	—	285,000	1,726,356	383,402	718,727

Notes:

(1)	Salary payable is based on one and one-half times the base salary on the date of termination and cash incentive is one and one-half times the most recent annual cash incentive paid.

(2)	Mr. Busenbark had no vested options as of December 29, 2006.

(3)	The life insurance proceeds represent the aggregate face value of a group term life insurance policy in the amount of $285,000 which pays double the face amount in the event of an accidental death.

2007 Potential Payments Upon Termination Or Change In Control Table For
George W. Cole

				Termination by the
				Company Without
				Cause, Non-Renewal
				or by Executive	Termination Upon
	Retirement	Death	Disability	with Good Reason	Change In Control
Benefits and Payment Upon Termination	($)	($)	($)	($)	($)
Salary	—	—	—	425,000	1,275,000	[1]
Cash Incentive	—	—	—	—	716,868	[1]
Stock Options[2]	—	—	—	—	—
Restricted Stock	—	—	—	141,132	141,132
Life Insurance Proceeds[3]	—	325,000	—	—	—
Disability Insurance Proceeds	—	—	870,247	—	—
Healthcare and Life Insurance Benefit Costs	—	—	—	13,667	20,500
Total:	—	325,000	870,247	579,798	2,153,500

Notes:

(1)	Salary payable is based on three times the base salary on the date of termination and cash incentive is three times the most recent annual cash incentive paid.

(2)	Mr. Cole had no vested options as of December 29, 2006.

(3)	The life insurance proceeds represent the aggregate face value of a group term life insurance policy in the amount of $325,000 which pays double the face amount in the event of an accidental death.
2007 Potential Payments Upon Termination Or Change In Control Table For
Richard A.F. Dixon, Ph.D.

				Termination by the
				Company Without
				Cause, Non-Renewal
				or by Executive	Termination Upon
	Retirement	Death	Disability	with Good Reason	Change In Control
Benefits and Payment Upon Termination	($)	($)	($)	($)	($)
Salary	—	—	—	345,616	1,036,848	[1]
Cash Incentive	—	—	—	—	480,000	[1]
Stock Options[2]	—	—	—	—	—
Restricted Stock	—	—	—	139,351	139,351
Life Insurance Proceeds[3]	—	325,000	—	—	—
Disability Insurance Proceeds	—	—	1,413,041	—	—
Healthcare and Life Insurance Benefit Costs	—	—	—	13,667	40,100
Total:	—	325,000	1,413,041	498,634	1,697,199

Notes:

(1)	Salary payable is based on three times the base salary on the date of termination and cash incentive is three times the most recent annual cash incentive paid.

(2)	Dr. Dixon had vested options to purchase 639,929 shares of common stock as of December 29, 2006 with a value of $211,568 on that date.

(3)	The life insurance proceeds represent the aggregate face value of a group term life insurance policy in the amount of $325,000 which pays double the face amount in the event of an accidental death.

2007 Potential Payments Upon Termination Or Change In Control Table For
D. Jeffrey Keyser

				Termination by the
				Company Without
				Cause, Non-Renewal
				or by Executive	Termination Upon
	Retirement	Death	Disability	with Good Reason	Change In Control
Benefits and Payment Upon Termination	($)	($)	($)	($)	($)
Salary	—	—	—	269,088	403,632	[1]
Cash Incentive	—	—	—	—	105,000	[1]
Stock Options[2]	—	—	—	—	—
Restricted Stock	—	—	—	81,017	81,017
Life Insurance Proceeds[3]	—	270,000	—	—	—
Disability Insurance Proceeds	—	—	1,356,164	—	—
Healthcare and Life Insurance Benefit Costs	—	—	—	15,795	23,693
Total:	—	270,000	1,356,164	365,901	613,342

Notes:

(1)	Salary payable is based on three times the base salary on the date of termination and cash incentive is three times the most recent annual cash incentive paid.

(2)	Mr. Keyser had vested options to purchase 67,167 shares of common stock as of December 29, 2006 with no value on that date.

(3)	The life insurance proceeds represent the aggregate face value of a group term life insurance policy in the amount of $270,000 which pays double the face amount in the event of an accidental death.
Director Compensation for Fiscal Year 2006

	Fees						Aggregate
	Earned or			All Other			Number of
	Paid in	Stock	Option	Compen-			Options
	Cash[1]	Awards[2,3]	Awards[2,4]	sation		Total	Outstanding
Name	($)	($)	($)	($)		($)	at Year-End
John M. Pietruski	15,007	14,993	36,248	40,000	[5]	106,248	73,500
Ron J. Anderson, M.D.	15,007	14,993	36,248	—		66,248	81,000
J. Kevin Buchi	30,000	—	51,465	—		81,465	30,000
Frank C. Carlucci	1	14,999	23,235	—		38,235	30,000	[6]
Robert J. Cruikshank	12	34,988	36,248	—		71,248	73,500
John H. Dillon II	4	29,996	65,234	—		95,234	30,000
Suzanne Oparil, M.D.	4	29,996	36,248	—		66,248	67,500
James A. Thomson, Ph.D.	16,511	16,489	36,248	—		69,248	73,500
James T. Willerson, M.D.	4	29,996	36,248	—		66,248	73,500

Notes:

(1)	Directors make annual elections whether to receive fees in cash, in stock, or in a combination of cash and stock. Fractional shares are paid in cash.

(2)	The values of stock awards and option awards listed above reflect the expense recognized in our financial statements during 2006; however, they do not reflect our estimate of future forfeitures, nor were there any forfeitures by our directors during 2006. For additional information about our valuations of stock awards and option awards, see Note 9 to the Consolidated Financial Statements included in our annual report on Form 10-K/A for the year ended December 31, 2006.

(3)	If a director elects to receive all or a portion of their fees in stock, we determine the number of shares of stock based upon the closing price of a share of common stock as reported on the NASDAQ Global Market on the trading day preceding the last day of the quarter.

The grant date fair value of the stock award as determined by the actual closing price of a share of common stock as reported on the NASDAQ Global Market on the day of grant is as follows: Mr. Pietruski, $15,001;

Dr. Anderson, $15,001; Mr. Carlucci, $15,014; Mr. Cruikshank, $35,006; Mr. Dillon, $30,011; Dr. Oparil, $30,011; Mr. Thomson, $16,498; Dr. Willerson, $30,011.

(4)	The fair value of stock option awards was estimated on the date of grant using a Black-Scholes option-pricing model that used the following assumptions: (i) expected dividend yield 0.0%, (ii) risk-free interest rate 5.1%, (iii) expected volatility 71.8%, and (iv) expected life of 4.0 years. The Black-Scholes value used for the grant of options at May 12, 2006 was $2.21 per share. The grant date fair value for options awards granted to on May 12, 2006 was $16,575 for each director listed above except for Mr. Carlucci who did not stand for re-election to our Board.

(5)	Mr. Pietruski received $40,000 pursuant to a consulting agreement.

(6)	Includes 22,500 option shares that expired on December 31, 2006.
Standard Director Compensation
     Directors who are also employees do not receive additional compensation for serving as a director. Each non-employee director receives a retainer of $7,500 per quarter, and the chairs of the Audit and the Compensation and Corporate Governance Committees receive retainers of $1,250 and $750 per quarter, respectively. In addition, directors are reimbursed for expenses incurred in attending meetings of the Board and its committees. Non-employee directors may elect to receive all or a part of the quarterly retainer and fees in common stock. Each non-employee director also receives options to purchase 15,000 shares of common stock on their initial election to the Board and options to purchase 7,500 shares of common stock on each subsequent election to the Board.
     Securities Authorized For Issuance Under Equity Compensation Plans. The following table sets forth information regarding our existing equity compensation plans as of December 31, 2006.

Equity Compensation Plan Information
		Weighted average	Number of securities remaining
	Number of securities to	exercise	available for future issuance
	be issued upon exercise	price of outstanding	under equity compensation
	of outstanding options,	options, warrants and	plans (excluding securities
	warrants and rights	rights	reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	5,614,455	$8.14	2,099,596
Equity compensation plans not approved by security holders	—	—	—

Total as of December 31, 2006	5,614,455	$8.14	2,099,596

Notes:

(1)	Consists of the Amended and Restated 1990 Incentive Stock Option Plan, the Amended and Restated 1992 Incentive Stock Option Plan, the Amended and Restated 1995 Stock Option Plan, the Amended and Restated 1995 Non-Employee Director Stock Option Plan and the Amended and Restated 1999 Stock Incentive Plan.
     Compensation Committee Interlocks and Insider Participation. The members of our Compensation and Corporate Governance Committee are Ron J. Anderson, Frank C. Carlucci (who retired from our Board effective on May 12, 2006), James A. Thomson (Chair) and James T. Willerson. No member of such committee is or formerly was an officer or employee of Encysive. During 2006, none of our executive officers served on the compensation committee (or equivalent), or the Board of directors, of another entity whose executive officer or officers served on our Compensation and Corporate Governance Committee.

Report of the Audit Committee
     The Audit Committee is comprised of four directors, each of whom has been determined to be independent by the Board in accordance with the requirements of the NASD and the SEC.
     Management is responsible for the preparation, presentation, and integrity of Encysive’s consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. Management is also responsible for reviewing and evaluating the adequacy, effectiveness, and quality of Encysive’s system of internal control over financial reporting. Encysive’s independent auditor, KPMG LLP, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. The independent auditor is also responsible for expressing opinions on management’s assessment of the effectiveness of Encysive’s internal control over financial reporting and on the effectiveness of Encysive’s internal control over financial reporting. The committee’s responsibility is to monitor and oversee these processes and the engagement, independence and performance of Encysive’s independent auditor. We are not professionally engaged in the practice of accounting or auditing and, accordingly, we rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditor. The committee’s specific responsibilities are set forth in the Audit Committee Charter.
     The Board, in its business judgment, has determined that all of the members of the Audit Committee meet the current independence and experience requirements of the NASD and applicable rules and regulations of the SEC, and that Mr. Cruikshank satisfies the requirements for an “audit committee financial expert” promulgated by the SEC.
     We have met with Encysive’s independent auditor, KPMG LLP, and discussed the overall scope and plans for their audit. We have also met with the independent auditor, with and without management present, to discuss management’s assessment of the effectiveness of Encysive’s internal control over financial reporting and the independent auditor’s opinion about management’s assessment and the effectiveness of Encysive’s internal control over financial reporting. We also discussed with the independent auditor matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of Encysive’s consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended.
     The independent auditor also provided to us the written disclosures and the letter required by Independence Standards Board Standard No. 1, as amended, and we discussed with the independent auditor their independence from Encysive. In this area, we also considered the non-audit services provided by the independent auditor and concluded that such services are compatible with maintaining their independence.
     We have reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2006, with management and the independent auditor. Based on our review of the audited consolidated financial statements and the meetings and discussions with management and the independent auditor, and subject to the limitations on our role and responsibilities referred to above and in our committee charter, we recommended to the Board of Directors that Encysive’s audited consolidated financial statements be included in the Encysive’s Annual Report on Form 10-K filed with the SEC.
     This report is respectfully submitted by the Audit Committee of the Board of Directors.
Robert J. Cruikshank, Chair
J. Kevin Buchi
John H. Dillon II
Suzanne Oparil
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our equity securities, to file initial reports of ownership and reports of changes in ownership of our common stock with the SEC and to furnish us a copy of each filed report.
     To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2006, our officers, directors and greater than 10% beneficial owners timely filed all required Section 16(a) reports.
Stockholder Proposal Information
     If you want to present a proposal from the floor at the 2008 Annual Meeting or nominate a person for election to the Board at such meeting, you must give us written notice no later than February 14, 2008, and follow the procedures outlined in our Bylaws. If the date of the 2008 Annual Meeting is more than 30 days from the 2007 Annual Meeting, your notice of a proposal will be timely if we receive it a reasonable time before we mail our proxy materials for the 2008 Annual Meeting. If we do not receive notice of your proposal within this time frame, our management will use its discretionary authority to vote the shares it represents as the Board of Directors may recommend. Your notice should be sent to our Secretary at 4848 Loop Central Drive, Suite 700, Houston, Texas 77081. You may request a copy of the Bylaws’ provisions governing the requirements for notice from our Secretary at the above address.
     If instead of presenting your proposal at the meeting you want your proposal to be considered for inclusion in next year’s proxy statement, you must submit the proposal in writing to our Secretary so that it is received at the above address by December 1, 2007.
Other Matters
     We have included a copy of our 2006 Annual Report to Stockholders and our Form 10-K/A covering the fiscal year ended December 31, 2006 with this proxy statement. We will bear the cost of soliciting proxies in the accompanying form. We have engaged Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies for a fee of $6,000, plus out-of-pocket expenses. In addition to solicitation by mail and by Georgeson Shareholder

Communications, our officers, directors and regular employees may solicit your proxy by telephone, by facsimile transmission or in person, for which they will not be compensated.
     We file annual, quarterly and special reports proxy statements and other information with the Securities and Exchange Commission. Our Securities and Exchange Commission filings are available to the public over the internet at the Securities and Exchange Commission’s website at www.sec.gov and on our website at www.encysive.com. You may also read and copy any document we file with the Securities and Exchange Commission at its public reference facilities at 100 F Street, N.E., Washington, D.C. 20549.
     You may also request copies of any of our filings (other than an exhibit to a filing unless that exhibit is specifically incorporated by reference into that filing) by writing or telephoning us at our principal executive office: Ann Tanabe, Vice-President, Corporate Communications and Investor Relations, 4848 Loop Central Dr., Suite 700, Houston, Texas 77081, telephone (713) 796-8822.

By Order of the Board of Directors,

/s/ Paul S. Manierre

PAUL S. MANIERRE
Vice President, General Counsel and Secretary

Appendix A
ENCYSIVE PHARMACEUTICALS INC.
2007 INCENTIVE PLAN
(effective March 8, 2007)

i

ii

ENCYSIVE PHARMACEUTICALS INC.
2007 INCENTIVE PLAN
SECTION 1
GENERAL PROVISIONS RELATING TO
PLAN GOVERNANCE, COVERAGE AND BENEFITS
     WHEREAS, the Board has authorized the Encysive Pharmaceuticals Inc. 2007 Incentive Plan (the “Plan”), subject to stockholder approval.
     NOW, THEREFORE, the Plan is hereby adopted effective as of March 8, 2007, subject to stockholder approval in accordance with Section 6.1:
     1.1 Purpose
     The purpose of the Plan is to foster and promote the long-term financial success of Encysive Pharmaceuticals Inc. (the “Company”) and its Subsidiaries and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive incentive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.
     The Plan provides for payment of various forms of incentive compensation and it is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan shall be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.
     The Plan is effective as of March 8, 2007 (the “Effective Date”) subject to approval by the Company’s stockholders. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 6.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Award be granted under the Plan after the expiration of ten (10) years from the Effective Date.
     1.2 Definitions
     The following terms shall have the meanings set forth below:
     (a) Authorized Officer. The Chairman of the Board, the Chief Executive Officer or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

     (b) Board. The Board of Directors of the Company.
     (c) Cause. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, when used in connection with the termination of a Grantee’s Employment, shall mean the termination of the Grantee’s Employment by the Company by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Grantee of an act of fraud upon the Company; (iii) the willful and proven misappropriation of any funds or property of the Company by the Grantee; (iv) the willful, continued and unreasonable failure by the Grantee to perform the material duties assigned to him; (v) the knowing engagement by the Grantee in any direct, material conflict of interest with the Company without compliance with the Company’s conflict of interest policy, if any, then in effect; or (vi) the knowing engagement by the Grantee, without the written approval of the Board, in any activity which competes with the business of the Company or which would result in a material injury to the business, reputation or goodwill of the Company.
     (d) Change in Control. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, any of the events described in and subject to Section 5.7.
     (e) Code. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.
     (f) Committee. A committee appointed by the Board consisting of not less than two directors as appointed by the Board to administer the Plan. During such period that the Company is a Publicly Held Corporation, the Plan shall be administered by a committee appointed by the Board consisting of not less than two directors who fulfill the “non-employee director” requirements of Rule 16b-3 under the Exchange Act, the “outside director” requirements of Section 162(m) of the Code and the “independent” requirements of the rules of any national securities exchange on which any of the securities of the Company are traded, listed or quoted. The Committee may be the Compensation and Corporate Governance Committee of the Board, or any subcommittee of the Compensation and Corporate Governance Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph. Notwithstanding the foregoing, if the composition of the Board does not provide the Company the ability to establish a committee meeting the foregoing requirements, the Plan shall be administered by the full Board.
     The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.
     Notwithstanding the preceding paragraphs, the term “Committee” as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. In the case of an Incentive Award for an Outside Director, the Board shall have

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all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.
     (g) Common Stock. The common stock of the Company, $.005 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.
     (h) Company. Encysive Pharmaceuticals Inc., a corporation organized under the laws of the State of Delaware, and any successor in interest thereto.
     (i) Consultant. An independent agent, consultant, attorney, or any other individual who is not an Outside Director or Employee of the Company (or any Parent or Subsidiary) and who (i), in the opinion of the Committee, is in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.
     (j) Disability. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, as determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Employee that would entitle him to payment of disability income payments under the Company’s long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan, and for purposes of ISOs, “Disability” means a permanent and total disability as defined in Section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to an examination by such physician upon request.
     (k) Employee. Any employee of the Company (or any Parent or Subsidiary) who, in the opinion of the Committee, is in a position to contribute to the growth, development and financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.
     (l) Employment. Employment by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Section 424(a) of the Code, or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code. In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated

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because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, health, or government service, or military leave, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or agreement. Whether an authorized leave of absence shall constitute termination of Employment hereunder shall be determined by the Committee in its discretion.
     Unless otherwise provided in the Incentive Agreement, the term “Employment” for purposes of the Plan is also defined to include (i) compensatory or advisory services performed by a Consultant for the Company (or any Parent or Subsidiary) and (ii) membership on the Board by an Outside Director.
     (m) Exchange Act. The Securities Exchange Act of 1934, as amended.
     (n) Fair Market Value. Except as set forth below, the Fair Market Value of one share of Common Stock on the date in question is deemed to be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the consolidated reporting system for the securities exchange(s) on which Shares are then listed or admitted to trading (as reported in the Wall Street Journal or other reputable source), (ii) if not so reported, the closing bid on the immediately preceding business day of a Share as quoted by the National Quotation Bureau’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System or (iii) such other fair market value of a price per share of Common Stock as determined by the Committee in accordance with applicable law. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.
     If the Company is not a Publicly Held Corporation or the Common Stock is not publicly traded within the meaning of Section 409A of the Code at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee using a reasonable method in its discretion exercised in good faith. In this respect, the Committee may rely on such financial data, valuations, experts, and other sources, in its discretion, as it deems advisable under the circumstances.
     (o) Grantee. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.
     (p) Immediate Family. With respect to a Grantee, the Grantee’s spouse, children or grandchildren (including legally adopted and step children and grandchildren).
     (q) Incentive Agreement. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further described in Section 5.1(a).

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     (r) Incentive Award. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock, Restricted Stock Award, Other Stock-Based Award (which includes, but is not limited to, Phantom Units or SARs) or Performance Award.
     (s) Incentive Stock Option or ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422 of the Code. Only an Employee who meets the requirements of Sections 421 and 422 of the Code may be granted an Incentive Stock Option.
     (t) Insider. An individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.
     (u) Nonstatutory Stock Option. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.
     (v) Option Price. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.
     (w) Other Stock-Based Award. An award granted by the Committee to a Grantee under Section 4.1 that is valued in whole or in part by reference to, or is otherwise based upon Common Stock, and is payable in Common Stock or other consideration.
     (x) Outside Director. A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary within the meaning of Section 16b-3 under the Exchange Act.
     (y) Parent. Any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Section 424(e) of the Code.
     (z) Performance Award. An award granted by the Committee to the Grantee under Section 4.3.
     (aa) Performance-Based Exception. The performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Code § 162(m) and Treasury Regulation § 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.
     (bb) Performance Period. A period of time, as may be determined in the discretion of the Committee and set out in the Incentive Agreement, over which performance is measured for the purpose of determining a Grantee’s right to and the payment value of an Incentive Award.
     (cc) Performance Share or Performance Unit. A Performance Award under Section 4.3 representing a contingent right to receive cash or Shares (which may be

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Restricted Stock) at the end of a Performance Period and which, in the case of Performance Shares, is denominated in Common Stock, and in the case of Performance Units is denominated in cash values.
     (dd) Phantom Units. An award of an Other Stock-Based Award where the value of Shares is used to measure the benefits payable to a Grantee subject to the terms and conditions established by the Committee.
     (ee) Plan. The Encysive Pharmaceuticals Inc. 2007 Incentive Plan as set forth herein and as it may be amended from time to time.
     (ff) Publicly Held Corporation. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.
     (gg) Restricted Stock. Shares issued or transferred to a Grantee pursuant to Section 3.
     (hh) Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee.
     (ii) Restriction Period. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.
     (jj) Retirement. Unless otherwise expressly defined in the Incentive Agreement, (1) in the case of an Employee, the voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains a total of age and years of service with the Company of sixty-five (65) years, provided that such Employee has attained the age of at least fifty-five (55) years and has at least five (5) full years of service with the Company (computed from the starting date of employment) and (2) in the case of an Outside Director, the voluntary termination of service as a director of the Company constituting retirement for age on any date after the Outside Director attains a total of age and years of service with the Company of sixty-five (65) years, provided that such Outside Director has attained the age of at least fifty-five (55) years and has at least five (5) full years of service with the Company (computed from the date of election as director to date of retirement).
     (kk) SAR. A stock appreciation right.
     (ll) Share. A share of the Common Stock.
     (mm) Share Pool. The number of shares authorized for issuance under Section 1.4, as adjusted for awards and payouts under Section 1.5 and as adjusted for changes in corporate capitalization under Section 5.5.
     (nn) Stock Option or Option. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, where the Grantee has the right to purchase Shares.

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     (oo) Subsidiary. Any corporation (whether now or hereafter existing) which constitutes a “subsidiary” of the Company, as defined in Section 424(f) of the Code.
     (pp) Supplemental Payment. Any amount, as described in Sections 2.4, 3.4, 4.2(f) or 4.3(f), that is dedicated to payment of federal, state and foreign income taxes which are payable by the Grantee resulting from an Incentive Award. No Grantee shall be granted a Supplemental Payment in any calendar year with respect to more than the number of Shares covered by the Incentive Award to such Grantee.
     1.3 Plan Administration
     (a) Authority of the Committee. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to: (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan including, without limitation, correcting any defect, supplying any omission or reconciling any inconsistency in the Plan or any Incentive Agreement. The determinations of the Committee shall be final and binding.
     (b) Meetings. The Committee shall designate a chairman from among its members who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Committee.
     (c) Decisions Binding. All determinations and decisions made by the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its stockholders, Employees, Grantees, and their estates and beneficiaries. The Committee’s decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.
     (d) Modification of Outstanding Incentive Awards. Subject to the stockholder approval requirements of Section 6.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in

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any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted or (ii) consented to by such Grantee. With respect to an Incentive Award that is an Incentive Stock Option, no adjustment to such option shall be made to the extent constituting a “modification” within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the optionee in writing.
     (e) Delegation of Authority. The Committee may delegate to designated officers or other Employees of the Company any of its duties under this Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, while the Company is a Publicly Held Corporation, the Committee may not delegate to any person the authority to (i) grant Incentive Awards or (ii) take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act or the Performance-Based Exception under Section 162(m) of the Code.
     (f) Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.
     (g) INDEMNIFICATION. EACH PERSON WHO IS OR WAS A MEMBER OF THE COMMITTEE, OR OF THE BOARD, SHALL BE INDEMNIFIED BY THE COMPANY AGAINST AND FROM ANY DAMAGE, LOSS, LIABILITY, COST AND EXPENSE THAT MAY BE IMPOSED UPON OR REASONABLY INCURRED BY HIM IN CONNECTION WITH OR RESULTING FROM ANY CLAIM, ACTION, SUIT, OR PROCEEDING TO WHICH HE MAY BE A PARTY OR IN WHICH HE MAY BE INVOLVED BY REASON OF ANY ACTION TAKEN OR FAILURE TO ACT UNDER THE PLAN (INCLUDING SUCH INDEMNIFICATION FOR A PERSON’S OWN, SOLE, CONCURRENT OR JOINT NEGLIGENCE OR STRICT LIABILITY), EXCEPT FOR ANY SUCH ACT OR OMISSION CONSTITUTING WILLFUL MISCONDUCT OR GROSS NEGLIGENCE. SUCH PERSON SHALL BE INDEMNIFIED BY THE COMPANY FOR ALL AMOUNTS PAID BY HIM IN SETTLEMENT THEREOF, WITH THE COMPANY’S APPROVAL, OR PAID BY HIM IN SATISFACTION OF ANY JUDGMENT IN ANY SUCH ACTION, SUIT, OR PROCEEDING AGAINST HIM, PROVIDED HE SHALL GIVE THE COMPANY AN OPPORTUNITY, AT ITS OWN EXPENSE, TO HANDLE AND DEFEND THE SAME BEFORE HE UNDERTAKES TO HANDLE AND DEFEND IT ON HIS OWN BEHALF. THE FOREGOING RIGHT OF INDEMNIFICATION SHALL NOT BE EXCLUSIVE OF ANY OTHER RIGHTS OF INDEMNIFICATION TO WHICH SUCH PERSONS MAY BE ENTITLED UNDER THE COMPANY’S ARTICLES OF INCORPORATION OR BYLAWS, AS A MATTER OF LAW, OR OTHERWISE, OR ANY POWER THAT THE COMPANY MAY HAVE TO INDEMNIFY THEM OR HOLD THEM HARMLESS.

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     1.4 Shares Available for Incentive Awards
     Subject to adjustment under Section 5.5, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Options that may be exercised for or settled in Common Stock) 2,600,000 Shares. The total number of Shares reserved for issuance under the Plan (pursuant to the previous sentence) shall be available for Incentive Stock Options. The number of Shares that are the subject of Incentive Awards under this Plan, that are forfeited or terminated, expire unexercised, withheld for tax withholding requirements, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that Shares are available for issuance pursuant to Incentive Awards.
     During any period that the Company is a Publicly Held Corporation, the following rules shall apply to grants of Incentive Awards to Employees:
     (a) Subject to adjustment as provided in Section 5.5, the maximum aggregate number of Shares (including Phantom Units, Stock Options, SARs, Restricted Stock, Performance Units and Performance Shares paid out in Shares, or Other Stock-Based Awards paid out in Shares) that may be granted in any calendar year pursuant to any Incentive Award held by any individual Employee shall be 2,600,000 Shares.
     (b) The maximum aggregate cash payout (including Phantom Units, SARs, Performance Units and Performance Shares paid out in cash, or Other Stock-Based Awards paid out in cash) with respect to Incentive Awards granted in any calendar year which may be made to any individual Employee shall be Ten Million dollars ($10,000,000).
     (c) With respect to any Stock Option or SAR granted to an Employee that is canceled or repriced, the number of Shares subject to such Stock Option or SAR shall continue to count against the maximum number of Shares that may be the subject of Stock Options or SARs granted to such Employee hereunder to the extent such is required in accordance with Section 162(m) of the Code.
     (d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.
     1.5 Share Pool Adjustments for Awards and Payouts
     The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:
     (a) Stock Options;

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     (b) Restricted Stock Awards; and
     (c) A payout of an Other Stock-Based Award or Performance Awards in Shares.
     The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:
     (a) A payout of an Other Stock-Based Award or Performance Awards in the form of cash;
     (b) A cancellation, termination, expiration, forfeiture, or lapse for any reason of any Shares subject to an Incentive Award; and
     (c) Payment of an Option Price or Restricted Stock purchase price as provided in the Incentive Agreement or as determined by the Committee in its sole discretion with previously acquired Shares or by withholding Shares that otherwise would be acquired on exercise or grant (i.e., the Share Pool shall be increased by the number of Shares turned in or withheld as payment of the Option Price or Restricted Stock purchase price).
     1.6 Common Stock Available
     The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.
     1.7 Participation
     (a) Eligibility. The Committee shall from time to time designate those Employees, Consultants, and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares or Stock Options, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent not inconsistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.
     (b) Incentive Stock Option Eligibility. Only Employees who are also Employees within the meaning of Sections 421 and 422 of the Code shall be eligible for Incentive Stock Option, thus, no Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Option Price with respect to the Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of

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five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Section 424(d) of the Code shall apply for the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Section 422 of the Code.
     1.8 Types of Incentive Awards
     The types of Incentive Awards that may be granted under the Plan are Stock Options as described in Section 2, Restricted Stock as described in Section 3, Other Stock-Based Awards and Performance Awards as described in Section 4, or any combination of the foregoing.
     1.9 Other Compensation Programs
     The existence and terms of the Plan shall not limit the authority of the Board or the Company or any Company affiliate in compensating Outside Directors, Employees or Consultants in such other forms and amounts, including compensation pursuant to any other plans or programs (including but not limited to any bonus programs) as may be currently in effect or adopted in the future, as it may determine from time to time.
SECTION 2
STOCK OPTIONS
     2.1 Grant of Stock Options
     The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee whether or not any Stock Option previously granted to such person remains unexercised.
     2.2 Stock Option Terms
     (a) Written Agreement. Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee’s Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee’s Incentive Agreement and need not be uniform among all Stock Options issued pursuant to the Plan.
     (b) Number of Shares. Each Stock Option shall specify the number of Shares to which it pertains.
     (c) Exercise Price. The Option Price with respect to each Stock Option shall be determined by the Committee; provided, however, that with respect to all Stock Options, the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date the Stock Option is granted and with respect to

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Incentive Stock Options, shall be one hundred ten percent (110%) for ten percent (10%) or greater stockholders pursuant to Section 1.7(b). Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).
     (d) Term. In the Incentive Agreement, the Committee shall fix the term of each Stock Option (which shall be not more than ten (10) years from the date of grant; provided, however, that the term shall be five (5) years for ISO grants to ten percent (10%) or greater stockholders pursuant to Section 1.7(b)). In the event no term is fixed, such term shall be ten (10) years from the date of grant.
     (e) Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the performance objectives to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms and conditions shall be set forth in the Incentive Agreement.
     (f) $100,000 Annual Limit on Incentive Stock Options. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other equity-based incentive plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such Incentive Stock Option shall be treated as a Nonstatutory Stock Option to the extent in excess of the $100,000 limit, and not an Incentive Stock Option, but all other terms and provisions of such Stock Option shall remain unchanged. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code. In the absence of such regulations or other authority, or if such regulations or other authority require or permit a designation of the Options which shall cease to constitute Incentive Stock Options, then such Incentive Stock Options, only to the extent of such excess, shall automatically be deemed to be Nonstatutory Stock Options but all other terms and conditions of such Incentive Stock Options, and the corresponding Incentive Agreement, shall remain unchanged.
     2.3 Stock Option Exercises
     (a) Method of Exercise and Payment. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

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     The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Grantee for at least six (6) months prior to their tender to satisfy the Option Price), or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above. Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.
     The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. A “cashless exercise” of an Option is a procedure by which a broker provides the funds to the Grantee to effect an Option exercise, to the extent consented to by the Committee in its discretion. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker) or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, minimum withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act (if the Company is a Publicly Held Corporation). In no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or a “cashless exercise,” if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee in its discretion.
     The Committee, in its discretion, may also allow an Option to be exercised by a broker-dealer acting on behalf of the Grantee if (i) the broker-dealer has received from the Grantee a duly endorsed Incentive Agreement evidencing such Option and instructions signed by the Grantee requesting the Company to deliver the Shares subject to such Option to the broker-dealer on behalf of the Grantee and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (iii) the broker-dealer and the Grantee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220 (or its successor).
     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the

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Grantee, in the name of the Grantee or other appropriate recipient, Share certificates for the number of Shares purchased under the Stock Option. Such delivery shall be effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Grantee or other appropriate recipient.
     Subject to Section 5.2, during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).
     (b) Restrictions on Share Transferability. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any buy/sell agreement or right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees, (ii) any applicable federal securities laws, (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.
     Any Grantee or other person exercising an Incentive Award may be required by the Committee to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.
     (c) Notification of Disqualifying Disposition of Shares from Incentive Stock Options. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.
     (d) Proceeds of Option Exercise. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.
     2.4 Supplemental Payment on Exercise of Nonstatutory Stock Options or SARs
     The Committee, either at the time of grant or as of the time of exercise of any Nonstatutory Stock Option or SAR, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Grantee with respect to the exercise of any Nonstatutory Stock Option or SAR. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal, state and foreign income

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tax payable with respect to both the exercise of the Nonstatutory Stock Option and/or SAR and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.
SECTION 3
RESTRICTED STOCK
     3.1 Award of Restricted Stock
     (a) Grant. In consideration of the performance of Employment by any Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock may be awarded under the Plan by the Committee with such restrictions during the Restriction Period as the Committee may designate in its discretion, any of which restrictions may differ with respect to each particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the date of grant. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement.
     (b) Immediate Transfer Without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Grantee’s Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.
     As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee’s dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Section 83 of the Code) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

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     Shares awarded pursuant to a grant of Restricted Stock may be (i) issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee or (ii) issued in “book entry” form or other means of evidencing uncertificated Shares, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee’s Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.
     3.2 Restrictions
     (a) Forfeiture of Restricted Stock. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Section 83 of the Code), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee’s Incentive Agreement.
     (b) Issuance of Certificates. Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares; provided, further, in lieu of issuing such a stock certificate, the Committee may arrange to make “book entries” or other means of evidencing uncertificated Shares of Restricted Stock. Each such stock certificate shall bear the following legend or any other legend approved by the Company:
The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Encysive Pharmaceuticals Inc. 2007 Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and Encysive Pharmaceuticals Inc. A copy of the Plan and Incentive Agreement are on file in the corporate offices of Encysive Pharmaceuticals Inc.
Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock until such Shares vest pursuant to the terms of the Incentive Agreement.
     (c) Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines

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that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is appropriate.
     3.3 Delivery of Shares
     Subject to withholding taxes under Section 6.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions. Such delivery shall be effected for all purposes when the Company shall have deposited such certificate in the United States mail, addressed to the Grantee or other appropriate recipient.
     3.4 Supplemental Payment on Vesting of Restricted Stock
     The Committee, either at the time of grant or vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the Grantee in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal, state and foreign income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.
SECTION 4
OTHER STOCK-BASED AWARDS
     4.1 Grant of Other Stock-Based Awards
     Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan and the goals of the Company. Types of Other Stock-Based Awards include, without limitation, purchase rights, SARs, Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares or Restricted Stock, Phantom Units, Restricted Stock units, Incentive Awards valued by reference to the value of securities of, or the performance of, the Company or a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary. As is the case with other Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Incentive Awards.
     4.2 Other Stock-Based Award Terms
     (a) Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

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     (b) Purchase Price. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) in the case of an Other Stock-Based Award in the nature of a purchase right, consideration (other than services rendered or to be rendered) at least equal to fifty percent (50%) of the Fair Market Value of the Shares covered by such grant on the date of grant (or such percentage higher than fifty percent (50%) that is required by any applicable tax or securities law). To the extent a SAR is intended to be exempt from Section 409A of the Code or to the extent that the Company is a Publicly Held Corporation and that a SAR is intended to qualify for the Performance-Based Exception, the exercise price per Share shall not be less than one hundred percent (100%) of Fair Market Value of a Share on the date of the grant of the SAR, and the SAR shall otherwise comply with the requirements of Section 409A of the Code.
     (c) Performance Criteria and Other Terms. In its discretion, the Committee may specify such criteria, periods or goals for vesting in Other Stock-Based Awards and payment thereof to the Grantee as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee. All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement.
     (d) Payment. Other Stock-Based Awards may be paid in Shares or other consideration related to such Shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Incentive Agreement.
     (e) Dividends. The Grantee of an Other Stock-Based Award shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of Shares covered by the Other Stock-Based Award, unless (and to the extent) otherwise as determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide in the Incentive Agreement that the amounts of any dividends or dividend equivalent shall be deemed to have been reinvested in additional Shares.
     (f) Supplemental Payment. The Committee, either at the time of grant or at the time of vesting of an Other Stock-Based Award, may provide for a Supplemental Payment by the Company to the Grantee in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal, state and foreign income tax payable with respect to both the vesting the Incentive Award and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as seemed appropriate by the Committee in its discretion. The Committee shall have the discretion to grant Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

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     4.3 Performance Awards
     (a) Grant. The Committee is authorized to grant Performance Awards to selected Grantees. Performance Awards may be by reference to Performance Shares or Performance Units. Each grant of Performance Awards shall be evidenced by an Incentive Agreement in such amounts and upon such terms as shall be determined by the Committee. The Committee may make grants of Performance Awards in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Awards and their contingent values which may vary depending on the degree to which performance criteria established by the Committee are met.
     (b) Performance Criteria. The Committee may establish performance goals applicable to Performance Awards based upon criteria in one or more of the following categories: (i) performance of the Company as a whole, (ii) performance of a segment of the Company’s business, and (iii) individual performance. Performance criteria for the Company shall relate to the achievement of predetermined financial, operational or strategic objectives for the Company and its Subsidiaries. Performance criteria for a segment of the Company’s business shall relate to the achievement of financial, operational or strategic objectives of the segment for which the Grantee is accountable. Examples of performance criteria shall include (but are not limited to) pre-tax or after-tax profit levels, including: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total stockholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; levels of operating expense and maintenance expense or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein. Individual performance criteria shall relate to a Grantee’s overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance goals may differ among Grantees.
     (c) Modification. If the Committee determines, in its discretion exercised in good faith, that the established performance measures or objectives are no longer suitable to the Company’s objectives because of a change in the Company’s business, operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the performance measures and objectives to the extent it considers such modification to be necessary, provided, however, that with respect to Performance Awards intended to qualify for the Performance-Based Exception, the Committee shall not permit any such modification that would cause the Performance Awards to fail to qualify for the Performance-Based Exception.
     (d) Payment. The basis for payment of Performance Awards for a given Performance Period shall be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period as specified in the Grantee’s Incentive Agreement. If minimum performance is not achieved for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the number of Performance Awards may be based on the degree to which actual performance exceeded the pre-established

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minimum performance standards. The amount of payment shall be determined by multiplying the number of Performance Awards granted at the beginning of the Performance Period times the final Performance Award value. Payments shall be made, in the discretion of the Committee as specified in the Incentive Agreement.
     (e) Special Rule for Performance-Based Exception. No later than the ninetieth (90th) day following the beginning of a Performance Period (or twenty-five percent (25%) of the Performance Period) the Committee shall establish performance goals as described in Section 4.3 applicable to Performance Awards awarded to comply with the Performance-Based Exception in such a manner as shall permit payments with respect thereto to qualify for the Performance-Based Exception, if applicable. If a Performance Award granted to a Grantee is intended to comply with the Performance-Based Exception, the Committee in establishing performance goals shall comply with Treasury Regulation § l.162-27(e)(2). As soon as practicable following the Company’s determination of the Company’s financial results for any Performance Period, the Committee shall certify in writing: (i) whether the Company achieved its minimum performance for the objectives for the Performance Period, (ii) the extent to which the Company achieved its performance objectives for the Performance Period, (iii) any other terms that are material to the grant of Performance Awards, and (iv) the calculation of the payments, if any, to be paid to each Grantee for the Performance Period.
     (f) Supplemental Payment on Vesting of Performance Units or Performance Shares. The Committee, either at the time of grant or at the time of vesting of Performance Units or Performance Shares, may provide for a Supplemental Payment by the Company to the Grantee in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal, state and foreign income tax payable with respect to both the vesting of such Performance Units or Performance Shares and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as seemed appropriate by the Committee in its discretion. The Committee shall have the discretion to grant Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.
SECTION 5
PROVISIONS RELATING TO PLAN PARTICIPATION
     5.1 Plan Conditions
     (a) Incentive Agreement. Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (i) shall not disclose any confidential information acquired during Employment with the Company,

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(ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the Employment or other service of any Employee, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Incentive Award if terminated for Cause, (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, and (vii) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, an agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.
     (b) No Right to Employment. Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.
     (c) Securities Requirements. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.
     If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:
THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

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     5.2 Transferability and Exercisability
     Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined by Section 414(p) of the Code); provided, however, only with respect to Incentive Awards of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of such Immediate Family, or (iii) a partnership in which such members of such Immediate Family are the only partners, provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 5.2, and (C) subsequent transfers of transferred Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence. Following any permitted transfer, any Incentive Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Grantee” shall be deemed to refer to the transferee. The termination of Employment events of Section 5.6 and in the Incentive Agreement shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.
     Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company shall have no obligation to provide any notices to a transferee including, for example, of the termination of an Incentive Award following the original Grantee’s termination of Employment.
     In the event that a Grantee terminates Employment with the Company to assume a position with a governmental, charitable, educational or other nonprofit institution, the Committee may, in its discretion, subsequently authorize a third party, including but not limited to a “blind” trust, to act on behalf of and for the benefit of such Grantee regarding any outstanding Incentive Awards held by the Grantee subsequent to such termination of Employment. If so permitted by the Committee, a Grantee may designate a beneficiary or beneficiaries to exercise the rights of the Grantee and receive any distribution under the Plan upon the death of the Grantee.
     No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 5.2 shall be void and ineffective. All determinations under this Section 5.2 shall be made by the Committee in its discretion.

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     5.3 Rights as a Stockholder
     (a) No Stockholder Rights. Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares until the issuance of a stock certificate for such Shares.
     (b) Representation of Ownership. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.
     5.4 Listing and Registration of Shares
     The exercise of any Incentive Award granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which Shares are traded. The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares to be made pursuant to a registration statement, or an exemption from registration, or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.
     5.5 Change in Stock and Adjustments
     (a) Changes in Law or Circumstances. Subject to Section 5.7 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards. Any adjustment under this paragraph of an outstanding Incentive Stock Option shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code or Section 409A of the Code unless otherwise agreed to by the Grantee in writing. The Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

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     (b) Exercise of Corporate Powers. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.
     (c) Recapitalization of the Company. Subject to Section 5.7 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this subsection (c).
     (d) Reorganization of the Company. Subject to Section 5.7, if the Company is reorganized, merged or consolidated, or is a party to a plan of exchange with another corporation, pursuant to which reorganization, merger, consolidation or exchange, stockholders of the Company receive any Shares or other securities or property, or if the Company should distribute securities of another corporation to its stockholders, each Grantee shall be entitled to receive, in lieu of the number of unexercised Incentive Awards previously awarded, the number of Stock Options, Restricted Stock shares, or Other Stock-Based Awards, with a corresponding adjustment to the Option Price or Fair Market Value of said Incentive Awards, to which he would have been entitled if, immediately prior to such corporate action, such Grantee had been the holder of record of a number of Shares equal to the number of the outstanding Incentive Awards payable in Shares that were previously awarded to him. For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares. In this regard, the Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.
     (e) Issue of Common Stock by the Company. Except as hereinabove expressly provided in this Section 5.5 and subject to Section 5.7 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or

24

upon any conversion of shares or obligations of the Company convertible into such             shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares.
     (f) Acquisition of the Company. Subject to Section 5.7 (which only applies in the event of a Change in Control), in the case of any sale of assets, merger, consolidation or combination of the Company with or into another corporation other than a transaction in which the Company is the continuing or surviving corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof (an “Acquisition”), in the discretion of the Committee, any Grantee who holds an outstanding Incentive Award shall have the right (subject to any limitation applicable to the particular Incentive Award under the Plan) to receive upon exercise thereof the Acquisition Consideration (as defined below) receivable upon the Acquisition by a holder of the number of Shares which would have been obtained upon exercise of the Incentive Award immediately prior to the Acquisition. The term “Acquisition Consideration” shall mean the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or any combination thereof receivable in respect of one Share upon consummation of an Acquisition. The Committee, in its discretion, shall have the authority to take whatever action it deems appropriate to effectuate the provisions of this subsection (f).
     (g) Assumption under the Plan of Outstanding Stock Options. Notwithstanding any other provision of the Plan, the Committee, in its absolute discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award, such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.
     (h) Assumption of Incentive Awards by a Successor. Subject to Section 5.7 and unless otherwise expressly provided in the Grantee’s Incentive Agreement, notwithstanding any other provision hereof, in the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the Company’s assets, a merger or consolidation involving the Company in which the Company is not the surviving

25

corporation, or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of Shares receive securities of another corporation and/or other property, including cash, the Committee shall, in its discretion, have the right and power to:
     (i) cancel, effective immediately prior to the occurrence of such corporate event, each outstanding Incentive Award (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Grantee to whom such Incentive Award was granted an amount in cash equal to the excess of (A) the highest value, as determined by the Committee, in its discretion, of the property (including cash) received by the holder of a Share of Common Stock as a result of such event over (B) the exercise price of such Incentive Award, if any; or
     (ii) (A) provide for the exchange of each Incentive Award outstanding immediately prior to such corporate event (whether or not then exercisable) for an award on some or all of the property for which such Incentive Award is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the exercise price of the award, if any, or the number of shares or amount of property (including cash) subject to the Incentive Award or (B) provide for a cash settlement payment to the Grantee in consideration for the exchange or cancellation of the Incentive Award hereunder.
The Committee, in its discretion, shall have the authority to take whatever action it deems appropriate to effectuate the provisions of this subsection (h).
     5.6 Termination of Employment, Death, Disability and Retirement
     (a) Termination of Employment. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, if the Grantee’s Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other applicable Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of the termination date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement with respect to the vested portion of such Incentive Award or (ii) the date that occurs ninety (90) calendar days after his termination date (not to exceed three (3) months in the case of an ISO). Unless otherwise expressly provided in his Incentive Agreement, a Grantee’s Employment shall not be deemed to have been terminated if a Grantee who is an Employee becomes a Consultant or Outside Director immediately upon his termination of Employment with the Company, or if a Grantee’s status otherwise changes between or among Employee, Consultant or Outside Director without a gap in service for the Company in any such capacity. All determinations regarding whether and when there has been a termination of Employment shall be made by the Committee.
     (b) Termination of Employment for Cause. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, in the event of the termination of a

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Grantee’s Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.
     (c) Retirement of Employee. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon the Retirement of any Employee who is a Grantee:
     (i) (A) for Employees with less than five (5) years of service with the Company, any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; (B) for Employees with at least five (5) years but less than ten (10) years of service with the Company, (1) any non-vested portion of any outstanding Option that would have vested in the next twelve (12) months following the date of Retirement shall become one hundred percent (100%) vested and immediately and fully exercisable, (2) any Resticted Stock for which restrictions or conditions have not been satisfied and for which restrictions or conditions would have been deemed satisfied in the next twelve (12) months following the date of Retirement shall be deemed satisfied, and the Restiction Period thereto shall be deemed to have expired and (3) any other Incentive Award shall immediately terminate and no further vesting shall occur; and (C) for Employees with at least ten (10) years of service with the Company, (1) any non-vested portion of any outstanding Option shall become one hundred percent (100%) vested and immediately and fully exercisable, (2) any Resticted Stock for which restrictions or conditions have not been satisfied shall be deemed satisfied, and the Restiction Period thereto shall be deemed to have expired and (3) any other Incentive Award shall immediately terminate and no further vesting shall occur; and
     (ii) any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of six (6) months after the date of Retirement in the case of any Incentive Award, provided, however, that with respect to an ISO, if it is not exercised within three (3) months after Retirement, it will not be treated as an ISO but will be treated as a Nonstatutory Stock Option.
     (d) Retirement of Outside Director. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon the Retirement of any Outside Director who is a Grantee:
     (i) (A) for Outside Directors with less than five (5) years of service with the Company, any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; (B) for Outside Directors with at least five (5) years but less than ten (10) years of service with the Company, (1) any non-vested portion of any outstanding Option that would have vested in the next twelve (12) months following the date of Retirement shall become one hundred percent (100%) vested and immediately and fully exercisable, (2) any Resticted Stock for which restrictions or conditions have not been satisfied and for which restrictions or conditions would have been deemed satisfied in the next twelve (12) months following the date of Retirement

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shall be deemed satisfied, and the Restiction Period thereto shall be deemed to have expired and (3) any other Incentive Award shall immediately terminate and no further vesting shall occur; and (C) for Outside Directors with at least ten (10) years of service with the Company, (1) any non-vested portion of any outstanding Option shall become one hundred percent (100%) vested and immediately and fully exercisable, (2) any Resticted Stock for which restrictions or conditions have not been satisfied shall be deemed satisfied, and the Restiction Period thereto shall be deemed to have expired and (3) any other Incentive Award shall immediately terminate and no further vesting shall occur; and
     (ii) any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of six (6) months after the date of Retirement in the case of any Incentive Award.
     (e) Disability or Death. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon termination of Employment as a result of the Grantee’s Disability or death:
     (i) any nonvested portion of any outstanding Option or other applicable Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and
     (ii) any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one (1) year anniversary date of the Grantee’s termination of Employment date.
     In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in Section 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this paragraph (d) shall be determined by reference to Section 22(e)(3) of the Code to the extent required by Section 422(c)(6) of the Code. The Committee shall determine whether a Disability for purposes of this subsection (d) has occurred.
     (f) Continuation. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award, (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award, or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee’s Incentive Agreement shall be required.

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     5.7 Change in Control
     Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below) the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the Grantee’s Incentive Agreement:
     (a) all of the Stock Options then outstanding shall become one hundred percent (100%) vested and immediately and fully exercisable;
     (b) all of the restrictions and conditions of any Restricted Stock and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired; and
     (c) all of the Other Stock-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.
     Notwithstanding any other provision of the Plan, unless otherwise expressly provided in the Grantee’s Incentive Agreement, the provisions of this Section 5.7 may not be terminated, amended, or modified to adversely affect any Incentive Award theretofore granted under the Plan without the prior written consent of the Grantee with respect to his outstanding Incentive Awards subject, however, to the last paragraph of this Section 5.7.
     (d) Unless otherwise specifically provided in a Grantee’s Incentive Agreement, for all purposes of this Plan, a “Change in Control” of the Company shall be deemed to occur if:
     (i) There is an acquisition by a “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the total voting power of all the Company’s then outstanding securities entitled to vote generally in the election of directors to the Board; provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (1) any acquisition by the Company or its Parent or Subsidiaries, (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or its Parent or Subsidiaries, or (3) any acquisition consummated with the prior approval of the Board;
     (ii) During a period of two consecutive calendar years, individuals who at the beginning of such period constitute the Board, and any new director(s) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office, who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board;

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     (iii) The Company becomes a party to a merger, plan of reorganization, consolidation or share exchange in which either (1) the Company will not be the surviving corporation or (2) the Company will be the surviving corporation and any outstanding shares of the Company’s common stock will be converted into shares of any other company (other than a reincorporation or the establishment of a holding company involving no change of ownership of the Company) or other securities, cash or other property (excluding payments made solely for fractional shares);
     (iv) The stockholders of the Company approve a merger, plan of reorganization, consolidation or share exchange with any other corporation, and immediately following such merger, plan of reorganization, consolidation or share exchange the holders of the voting securities of the Company outstanding immediately prior thereto hold securities representing fifty percent (50%) or less of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, plan of reorganization, consolidation or share exchange; provided, however, that notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if one-half (1/2) or more of the members of the Board of the Company or such surviving entity immediately after such merger, plan of reorganization. consolidation or share exchange is comprised of persons who served as directors of the Company immediately prior to such merger, plan of reorganization. consolidation or share exchange or who are otherwise designees of the Company;
     (v) Upon approval by the Company’s stockholders of a complete liquidation and dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company other than to a Parent or Subsidiary; or
     (vi) Any other event that a majority of the Board, in its sole discretion, shall determine constitutes a Change in Control hereunder.
     Notwithstanding the occurrence of any of the foregoing events of this Section 5.7 which would otherwise result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting a Change in Control shall not be deemed a Change in Control hereunder. Such determination shall be effective only if it is made by the Board prior to the occurrence of an event that otherwise would be a Change in Control, or after such event if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be or probably would lead to a Change in Control.
     5.8 Exchange of Incentive Awards
     The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards.

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     5.9 Financing
     To the extent permitted by the Sarbanes-Oxley Act of 2002 or other applicable law, the Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee and the Board in their discretion.
SECTION 6
GENERAL
     6.1 Effective Date and Grant Period
     This Plan is adopted by the Board effective as of the Effective Date subject to the approval of the stockholders of the Company within twelve (12) months from the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, if the requisite stockholder approval is not obtained within the permissible time frame, then the Plan and any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Unless sooner terminated by the Board pursuant to Section 6.7, no Incentive Award shall be granted under the Plan after ten (10) years from the Effective Date.
     6.2 Funding and Liability of Company
     No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.
     6.3 Withholding Taxes
     (a) Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder.

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     (b) Share Withholding. With respect to tax withholding required upon the exercise of Stock Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate. Any fraction of a Share required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash by the Grantee.
     (c) Incentive Stock Options. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two (2) years from the date of grant of such Option or (ii) one (1) year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.
     6.4 No Guarantee of Tax Consequences
     Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.
     6.5 Designation of Beneficiary by Grantee
     Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.
     6.6 Deferrals
     The Committee may permit a Grantee to defer such Grantee’s receipt of the payment of cash or the delivery of Shares that would, otherwise be due to such Grantee by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall, in its discretion, establish rules and procedures for such payment deferrals to the extent consistent with the Code.
     6.7 Amendment and Termination
     The Board shall have complete power and authority to terminate or amend the Plan at any time; provided, however, if the Company is a Publicly Held Corporation, the Board shall not,

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without the approval of the stockholders of the Company within the time period required by applicable law, (a) except as provided in Section 5.5, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4, (b) amend the requirements as to the class of Employees eligible under the Plan, (c) to the extent applicable, increase the maximum limits on Incentive Awards to Employees as set for compliance with the Performance-Based Exception, (d) extend the term of the Plan, or (e) to the extent applicable, decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.
     No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.
     In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company’s stockholders.
     6.8 Requirements of Law
     The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Committee may refuse to issue or transfer any Shares or other consideration under an Incentive Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or other consideration might violate applicable laws. Certificates evidencing Shares delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.
     6.9 Rule 16b-3 Securities Law Compliance and Compliance with Company Policies
     With respect to Insiders to the extent applicable, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. With respect to all Grantees, transactions under the Plan are intended to comply with Securities Regulation BTR and the Company’s insider trading policies as revised from time to time or such other similar Company policies, including but not limited to, policies relating to black out periods. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. However, to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent deemed advisable by the Committee in its discretion.

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     6.10 Compliance with Section 162(m) of the Code
     While the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) shall qualify for the Performance-Based Exception. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee.
     6.11 Successors
     All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
     6.12 Miscellaneous Provisions
     (a) No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, Outside Director, or other person any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.
     (b) No Shares shall be issued hereunder unless counsel for the Company is then reasonably satisfied that such issuance will be in compliance with federal and state securities laws, if applicable.
     (c) The expenses of the Plan shall be borne by the Company.
     (d) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.
     6.13 Severability
     In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.
     6.14 Gender, Tense and Headings
     Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

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     6.15 Governing Law
     The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.
     6.16 Section 409A of the Code
     To the extent that any Incentive Award is subject to or exempt from Section 409A of the Code, as determined by the Committee, the Incentive Agreement shall comply with the requirements of Section 409A of the Code in a manner as determined by the Committee in its sole discretion including, but not limited to, using the more restrictive definition of Change in Control to comply with Section 409A of the Code and using the more restrictive definition of Disability as provided in Section 409A of the Code, and the other terms and conditions of an Incentive Award subject to Section 409A of the Code shall be interpreted and construed, and shall be deemed amended to comply with Section 409A of the Code or if it is intended to be exempt, then to be exempt from Section 409A of the Code, as applicable. The Committee may amend any Incentive Award to comply with or to be exempt from Section 409A of the Code without a Grantee’s consent even if such amendment would have an adverse affect on a Grantee’s Incentive Award.
[Signature Page Follows]

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     IN WITNESS WHEREOF, Encysive Pharmaceuticals Inc. has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer.

ENCYSIVE PHARMACEUTICALS INC.

By:	/s/ Bruce D. Given, M.D.

Name:	Bruce D. Given, M.D.
Title:	President and Chief Executive Officer

Date:	March 8, 2007

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☐	▼ DETACH PROXY CARD HERE ▼

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.	☒
Votes must be Indicated (x) in Black or Blue ink.
1.	Election of Directors

FOR all of the nominees listed below	☐	WITHHOLD AUTHORITY to vote for all nominees listed below	☐	*EXCEPTIONS	☐

Nominees:	John M. Pietruski, Ron J. Anderson, J. Kevin Buchi, Robert J. Cruikshank, John H. Dillon, II, Richard A. F. Dixon, Bruce D. Given, Suzanne Oparil, James A. Thomson, and James T. Willerson.
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominees name in the space provided below.)

*Exceptions

		FOR	AGAINST	ABSTAIN

2.	Proposal to adpot the 2007 Incentive plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

3.	Proposal to ratify KPMG LLP as our independent auditor for 2007.	☐	☐	☐

4.	In their discretion, upon such other matters as may properly come before the meeting: hereby revoking any proxy or proxies heretofore given by the undersigned.

To change your address, please mark this box. To include any comments, please mark this box.	☐ ☐

SCAN LINE

(Please sign exactly as name or names appear hereo. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, or as an officer of a corporation or other entity, please give full title as such.)

Date	Share Owner sign here	Co-Owner sign here

Encysive Pharmaceuticals Inc.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 9, 2007

The undersigned stockholder of Encysive Pharmaceuticals Inc. (the “Company”) hereby appoints Bruce D. Given, Richard A.F. Dixon and Paul S. Manierre, or any of them, attorneys and proxies of the undersigned, each with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held at Hilton Houston Post Oak, 2001 Post Oak Blvd., Hoston, Texas 77056, on May 9, 2007, at 9:00 a.m. (Central time), and at any adjournments or postponements of said meeting, all of the shares of common stock in the name of the undersigned or which the undersigned may be entitled to vote.

The board of directors recommends a vote (i) FOR the nominees listed on the reverse side (ii) FOR the adoption of the 2007 Incentive Plan and (iii) FOR the ratification of KPMG LLP as our independent auditors for 2007. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED (i) FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE. (ii) FOR THE ADOPTION OF THE 2007 INCENTIVE PLAN AND (iii) FOR THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR 2007.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, the Annual Report and the Proxy Statement furnished herewith.

ENCYSIVE PHARMACEUTICALS INC
P.O. BOX 11061
NEW YORK, N.Y. 10203-0061